UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:  BlackRock Global Allocation Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 10/31/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	3

Fund Summary as of April 30, 2017

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended April 30, 2017, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

From a sector perspective, stock selection in industrials and an underweight to consumer staples contributed to performance. An overweight to financials was additive. Within energy, stock selection contributed, although this was partially offset by an overweight to the sector. An underweight to fixed income was additive. Within fixed income, exposure to credit contributed. Currency management, notably an overweight to the U.S. dollar, positively impacted performance.

•

Within equities, an overweight to Japan and underweight to the United States detracted from performance. From a sector perspective, stock selection within information technology (“IT”) weighed on returns. Exposure to commodity-related securities (notably gold) and to cash and cash equivalents negatively impacted performance.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

Describe recent portfolio activity.

•

During the six-month period, the Fund’s overall equity allocation remained essentially unchanged at 56% of net assets. Within equities, the Fund increased exposure to Europe and the United States, and decreased exposure to Japan. On a sector basis, the Fund increased exposure to energy, consumer discretionary, utilities, materials, and health care, and decreased exposure to financials, IT, real estate, industrials, and consumer staples.

•

The Fund’s allocation to fixed income decreased from 32% to 31% of net assets. Within fixed income, the Fund decreased exposure to government bonds, notably in Europe, and this was partially offset by an increase in exposure to U.S. Treasuries.

•	The Fund’s exposure to commodity-related securities increased from 4% to 5% of net assets.

•

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings remained essentially unchanged at 8% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period underweight equities and fixed income and overweight commodity-related securities and cash and cash equivalents. Within the equity segment, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland. From a sector perspective, the Fund was overweight energy, consumer discretionary, and telecommunication services, and underweight consumer staples, IT, financials, and healthcare. Within fixed income, the Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Brazil, Mexico, Canada, Australia and Poland. In addition, the Fund was overweight corporate debt.

•	With respect to currency exposure, the Fund was overweight the U.S. dollar and was underweight the euro, Australian dollar, Japanese yen and Swiss franc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,541 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended April 30, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.13%	9.33%	N/A	5.73%	N/A	4.97%	N/A
Investor A	6.98	9.07	3.34%	5.45	4.31%	4.68	4.12%
Investor B	6.48	8.01	3.51	4.57	4.24	4.01	4.01
Investor C	6.54	8.24	7.24	4.67	4.67	3.90	3.90
Class K	7.18	9.45	N/A	5.81	N/A	5.03	N/A
Class R	6.78	8.65	N/A	5.09	N/A	4.33	N/A
FTSE World Index	12.32	15.69	N/A	9.94	N/A	4.45	N/A
Reference Benchmark	6.40	8.18	N/A	6.45	N/A	4.82	N/A
U.S. Stocks: S&P 500® Index[6]	13.32	17.92	N/A	13.68	N/A	7.16	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index[7]	10.87	12.61	N/A	6.07	N/A	1.73	N/A
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	(1.52)	(1.05)	N/A	1.02	N/A	4.06	N/A
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	(3.13)	(5.07)	N/A	(1.48)	N/A	2.67	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[7]	This unmanaged capitalization-weighted index is comprised of 1,923 equities from 34 countries, excluding the United States.

[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	5

Portfolio Information

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[2] Percentages
	4/30/17	10/31/16
U.S. Equities	27%	26%	35%
European Equities	15%	13%	13%
Asia Pacific Equities	13%	15%	9%
Other Equities	1%	2%	3%
Total Equities	56%	56%	60%

U.S. Dollar Denominated Fixed Income Securities	21%	20%	24%
U.S. Issuers	17%	16%	—
Non-U.S. Issuers	4%	4%	—
Non-U.S. Dollar Denominated Fixed Income Securities	10%	12%	16%
Total Fixed Income Securities	31%	32%	40%

Commodity-Related	5%	4%	—

Cash & Short-Term Securities	8%	8%	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

As of April 30, 2017

Geographic Allocation	Percent of Total Investments[3]

United States	55%
Japan	12
United Kingdom	5
France	4
Germany	3
Canada	2
Australia	2
Mexico	2
Netherlands	2
Other[4]	13

[3]	Excludes short-term securities, options purchased, options written and investments sold short.

[4]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Ten Largest Holdings (Equity Investments)	Percent of Total Investments[3]

Apple, Inc.	1%
Amazon.com, Inc.	1
Uber Technologies, Inc., Series D	1
Bank of America Corp.	1
Marathon Petroleum Corp.	1
Comcast Corp.	1
Pfizer, Inc.	1
Facebook, Inc.	1
Danone SA	1
Nestle SA, Registered Shares	1

6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Class K Shares’ inception date of June 8, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestment by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser voluntarily waived a portion of its expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2016 and held through April 30, 2017, is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical[3]
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Including Dividend Expense and Broker Fees and Expenses on Short Sales[1]	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales[2]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[1]	Ending Account Value April 30, 2017	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,071.30	$4.31	$4.11	$1,000.00	$1,020.63	$4.21	$1,020.83	$4.01
Investor A	$1,000.00	$1,069.80	$5.70	$5.54	$1,000.00	$1,019.29	$5.56	$1,019.44	$5.41
Investor B	$1,000.00	$1,064.80	$10.39	$10.24	$1,000.00	$1,014.73	$10.14	$1,014.88	$9.99
Investor C	$1,000.00	$1,065.40	$9.53	$9.32	$1,000.00	$1,015.57	$9.30	$1,015.77	$9.10
Class K	$1,000.00	$1,071.80	$3.85	$3.65	$1,000.00	$1,021.08	$3.76	$1,021.08	$3.76
Class R	$1,000.00	$1,067.80	$7.33	$7.18	$1,000.00	$1,017.70	$7.15	$1,017.85	$7.00

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.84% for Institutional, 1.11% for Investor A, 2.03% for Investor B, 1.86% for Investor C, 0.75% for Class K and 1.43% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.08% for Investor A, 2.00% for Investor B, 1.82% for Investor C, 0.71% for Class K and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments April 30, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.5%
Anheuser-Busch InBev SA	1,365,696	$154,009,983
Umicore SA	717,810	42,054,445

		196,064,428
Brazil — 0.1%
Azul SA — ADR (a)	1,300,313	29,530,108
Canada — 0.5%
Encana Corp.	11,603,755	124,160,178
Fairfax Financial Holdings Ltd.	10,271	4,695,142
Platinum Group Metals Ltd. (a)(b)(c)	9,371,688	11,173,002
Toronto-Dominion Bank	1,238,194	58,261,017

		198,289,339
China — 0.5%
Alibaba Group Holding Ltd. — ADR (a)(b)	1,259,434	145,464,627
Brilliance China Automotive Holdings Ltd.	14,402,000	24,126,242
China Mobile Ltd. — ADR	225,217	12,008,570
CLP Holdings Ltd.	1,204,000	12,697,637
Haitian International Holdings Ltd.	6,459,600	15,818,479
Want Want China Holdings Ltd. (b)	10,201,000	7,335,924

		217,451,479
Czech Republic — 0.0%
CEZ AS	483,977	8,444,348
Finland — 0.3%
Nokia OYJ	22,015,120	125,857,010
France — 3.1%
Accor SA	1,278,906	58,317,036
Airbus SE	998,570	80,776,920
AXA SA	2,200,825	58,718,288
BNP Paribas SA	327,700	23,128,143
Cie Generale des Etablissements Michelin	432,869	56,619,717
Compagnie de Saint-Gobain	1,035,393	55,866,519
Danone SA	3,311,664	231,769,851
Dassault Aviation SA	49,088	67,080,894
LVMH Moet Hennessy Louis Vuitton SE	94,275	23,273,551
Safran SA	1,843,257	152,612,125
Sanofi	1,235,795	116,774,943
Sodexo SA	439,342	55,836,702
TOTAL SA	1,714,969	88,034,840
TOTAL SA — ADR	79,171	4,051,180
UbiSoft Entertainment SA (a)	1,397,157	66,186,622
Unibail-Rodamco SE	214,201	52,595,257
Vinci SA	659,689	56,230,901

		1,247,873,489
Germany — 1.8%
BASF SE	559,145	54,471,309
Bayer AG, Registered Shares	1,523,584	188,517,711
Deutsche Telekom AG, Registered Shares	5,254,000	92,159,330
Evonik Industries AG	1,287,938	43,004,220
GEA Group AG	1,057,499	44,956,771
Innogy SE (d)	4,728,999	173,856,280
Siemens AG, Registered Shares	382,193	54,822,861
Vonovia SE	1,498,905	54,266,624

		706,055,106

Common Stocks	Shares	Value
Hong Kong — 0.6%
Cheung Kong Infrastructure Holdings Ltd.	1,209,000	$10,584,336
Hang Lung Properties Ltd.	2,487,000	6,516,382
HKT Trust & HKT Ltd. (e)	7,398,000	9,463,459
Jardine Matheson Holdings Ltd.	161,100	10,367,247
Link REIT	1,469,500	10,562,723
Power Assets Holdings Ltd.	1,074,500	9,664,161
Sino Land Co. Ltd.	4,572,000	7,736,978
Sun Hung Kai Properties Ltd.	8,840,166	132,469,870
Swire Pacific Ltd., Class A	984,000	9,488,554
Wharf Holdings Ltd.	1,495,000	12,746,412

		219,600,122
India — 0.9%
Coal India Ltd.	11,089,045	47,685,519
Hero MotoCorp Ltd.	258,670	13,347,232
Infosys Ltd.	5,968,911	85,288,710
Maruti Suzuki India Ltd.	341,404	34,603,061
Oil & Natural Gas Corp. Ltd.	2,986,989	8,654,996
Reliance Industries Ltd.	7,324,173	158,727,028
Yes Bank Ltd.	1,002,198	25,403,962

		373,710,508
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	44,068,411	45,259,864
Ireland — 0.1%
Medtronic PLC	222,046	18,449,802
Italy — 0.9%
Ei Towers SpA (c)	1,261,156	72,810,173
Enel SpA	15,203,748	72,281,406
Luxottica Group SpA	1,074,172	62,098,610
RAI Way SpA (d)	6,284,521	33,010,095
Snam SpA	1,296,862	5,729,621
Telecom Italia SpA (a)	105,188,712	93,364,648
Telecom Italia SpA, Non-Convertible Savings Shares	3,091,161	2,206,032

		341,500,585
Japan — 9.3%
Aisin Seiki Co. Ltd.	954,090	46,728,613
Ajinomoto Co., Inc.	3,685,800	71,822,346
Alfresa Holdings Corp.	432,800	7,815,344
Alpine Electronics, Inc.	317,500	4,620,054
Asahi Group Holdings Ltd.	1,369,200	51,733,446
Asahi Kasei Corp.	5,386,900	51,367,338
Astellas Pharma, Inc.	511,150	6,740,592
Bridgestone Corp.	2,053,200	85,641,538
Canon Marketing Japan, Inc.	366,700	7,728,065
Chiyoda Corp.	1,118,000	7,433,075
Chubu Electric Power Co., Inc.	1,738,200	23,338,701
COMSYS Holdings Corp.	440,700	8,383,411
Daikin Industries Ltd.	486,100	47,260,345
Denso Corp.	2,293,380	98,976,860
East Japan Railway Co.	1,716,573	154,049,760
Exedy Corp.	257,300	7,024,965
FUJIFILM Holdings Corp.	268,800	9,976,411
Futaba Industrial Co. Ltd.	1,259,950	10,530,562

Portfolio Abbreviations

ADR	American Depositary Receipts	EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	OTC	Over-the-Counter
BRL	Brazilian Real	JPY	Japanese Yen	PLN	Polish Zloty
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust
CME	Chicago Mercantile Exchange	MXN	Mexican Peso	S&P	S&P Global Ratings
ETF	Exchange-Traded Fund	NOK	Norwegian Krone	USD	U.S. Dollar
EUR	Euro	NVDR	Non-voting Depository Receipts	ZAR	South African Rand

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	9

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Japan (continued)
GS Yuasa Corp.	3,901,000	$18,074,044
Hino Motors Ltd.	764,800	9,596,163
Hirose Electric Co. Ltd.	74,600	10,026,264
Hitachi Chemical Co. Ltd.	1,596,200	45,713,759
Honda Motor Co. Ltd.	1,751,481	50,978,005
Hoya Corp.	2,480,417	118,546,025
Inpex Corp.	7,558,400	72,427,801
Japan Airlines Co. Ltd.	4,206,100	132,834,469
Japan Tobacco, Inc.	304,400	10,129,135
Kamigumi Co. Ltd.	800,000	7,269,739
KDDI Corp.	1,361,500	36,098,879
Keyence Corp.	39,600	15,919,756
Kinden Corp.	1,310,100	19,820,587
Koito Manufacturing Co. Ltd.	517,800	26,756,301
Komatsu Ltd.	2,887,500	77,158,406
Kubota Corp.	3,025,310	47,657,099
Kuraray Co. Ltd.	553,700	8,936,227
Kurita Water Industries Ltd.	309,900	8,002,503
Kyocera Corp.	360,000	20,388,626
Kyushu Railway Co.	949,200	29,769,503
Mabuchi Motor Co. Ltd.	216,600	12,227,175
Maeda Road Construction Co. Ltd.	510,000	9,404,142
Makita Corp.	255,200	9,105,456
Medipal Holdings Corp.	495,900	8,216,060
Mitsubishi Electric Corp.	9,597,200	133,942,540
Mitsubishi Estate Co. Ltd.	7,727,400	147,962,688
Mitsubishi UFJ Financial Group, Inc.	11,349,200	71,915,262
MS&AD Insurance Group Holdings, Inc.	1,041,462	33,955,900
Murata Manufacturing Co. Ltd.	676,640	90,889,997
Nintendo Co. Ltd.	369,300	93,457,052
Nippo Corp.	497,000	9,575,273
Nippon Telegraph & Telephone Corp.	335,900	14,395,206
Nippon Television Holdings, Inc.	721,500	12,092,225
Nitto Denko Corp.	830,800	62,559,799
NTT DOCOMO, Inc.	963,900	23,323,550
Okumura Corp.	3,517,620	21,740,580
Otsuka Holdings Co. Ltd.	294,800	13,578,158
Rinnai Corp.	266,875	22,192,791
Rohm Co. Ltd.	984,500	69,139,382
Sawai Pharmaceutical Co. Ltd.	148,500	8,114,793
Secom Co. Ltd.	155,000	11,256,562
Seino Holdings Co Ltd.	554,900	6,426,787
Seven & i Holdings Co. Ltd.	133,500	5,638,234
Shimamura Co. Ltd.	73,600	10,073,021
Shin-Etsu Chemical Co. Ltd.	1,939,940	168,614,977
SHO-BOND Holdings Co. Ltd.	95,100	4,351,811
SKY Perfect JSAT Holdings, Inc.	901,800	4,135,522
Sompo Holdings, Inc.	2,129,500	80,474,869
Sony Financial Holdings, Inc.	2,033,400	33,820,958
Stanley Electric Co. Ltd.	357,600	10,471,288
Subaru Corp.	2,105,990	79,842,463
Sumco Corp.	2,733,600	47,853,582
Sumitomo Electric Industries Ltd.	3,127,100	51,071,622
Sumitomo Mitsui Financial Group, Inc.	3,759,900	139,607,392
Suzuken Co. Ltd.	215,200	7,121,152
Suzuki Motor Corp.	3,841,708	160,594,692
Toda Corp.	3,619,900	22,346,191
Toho Co. Ltd.	331,600	9,517,880
Tokio Marine Holdings, Inc.	2,004,321	84,509,309
Tokyo Gas Co. Ltd.	21,736,285	100,919,397
Tokyo Steel Manufacturing Co. Ltd.	1,015,900	7,569,577
Toray Industries, Inc.	5,805,200	51,378,272
Toyota Industries Corp.	2,349,780	117,052,712
Toyota Motor Corp.	406,900	22,021,735
Trend Micro, Inc.	294,100	12,940,025
TV Asahi Holdings Corp.	488,700	9,042,817
Ube Industries Ltd.	14,757,500	34,307,636

Common Stocks	Shares	Value
Japan (continued)
West Japan Railway Co.	686,800	$45,891,179
Yamada Denki Co. Ltd.	6,412,500	33,675,866
Yamaha Corp.	297,800	8,259,868
Yamato Kogyo Co. Ltd.	225,800	5,647,781

		3,721,497,923
Mexico — 0.1%
Fibra Uno Administracion SA de CV	17,551,766	30,655,745
Netherlands — 1.1%
ING Groep NV	10,231,617	166,770,506
Koninklijke Philips NV	4,948,696	170,890,703
Patheon NV (a)(b)	1,114,523	29,991,814
Randstad Holding NV	856,055	51,036,231
Unilever NV CVA	167,959	8,798,606

		427,487,860
Portugal — 0.1%
NOS SGPS SA	3,568,743	20,441,763
Singapore — 0.3%
CapitaLand Ltd.	31,269,200	84,018,549
ComfortDelGro Corp. Ltd. (b)	6,356,100	12,454,212
Singapore Telecommunications Ltd.	5,556,000	14,874,964

		111,347,725
South Korea — 0.6%
Coway Co., Ltd.	130,323	11,491,673
Doosan Bobcat, Inc.	2,078,241	71,379,759
Hyundai Motor Co.	399,429	50,518,541
KT&G Corp.	418,162	37,291,147
LG Chem Ltd.	45,836	11,024,847
POSCO	43,552	10,281,883
SK Hynix, Inc.	1,007,942	47,749,601
SK Telecom Co. Ltd.	48,824	10,306,044

		250,043,495
Spain — 0.5%
Banco Santander SA	10,190,764	66,412,411
Cellnex Telecom SAU (d)	5,871,959	103,643,872
Gas Natural SDG SA	1,307,794	29,552,890

		199,609,173
Sweden — 0.6%
SKF AB, Class B	8,085,989	177,448,305
Svenska Handelsbanken AB, Class A	4,686,654	66,493,952

		243,942,257
Switzerland — 0.7%
Nestle SA, Registered Shares	2,924,038	225,210,756
UBS Group AG, Registered Shares	3,229,238	55,125,793

		280,336,549
Taiwan — 0.3%
Cathay Financial Holding Co. Ltd.	6,040,000	9,679,780
Cheng Shin Rubber Industry Co. Ltd.	10,467,672	21,602,168
Chunghwa Telecom Co. Ltd.	3,560,000	12,042,283
Far EasTone Telecommunications Co. Ltd.	4,192,000	10,323,003
Formosa Chemicals & Fibre Corp.	1,932,000	5,940,873
Formosa Petrochemical Corp.	1,868,000	6,529,452
Formosa Plastics Corp.	2,094,000	6,292,158
Fubon Financial Holding Co. Ltd.	6,093,000	9,538,122
Hon Hai Precision Industry Co. Ltd.	3,972,700	13,003,288
Nan Ya Plastics Corp.	2,627,000	6,327,737
Taiwan Mobile Co. Ltd.	4,407,000	16,271,419
Uni-President Enterprises Corp.	6,685,000	12,340,471

		129,890,754
Thailand — 0.1%
Advanced Info Service PCL	1,073,200	5,424,690

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Thailand (continued)
Advanced Info Service PCL, Foreign Registered Shares	1,662,200	$8,409,511
Intouch Holdings PCL — NVDR	7,998,100	12,362,007
PTT Global Chemical PCL, Foreign Registered Shares	5,792,400	12,559,410
Siam Cement PCL — NVDR	856,100	13,256,171
Thai Oil PCL — NVDR	2,539,200	5,725,863

		57,737,652
United Arab Emirates — 0.2%
NMC Health PLC	3,678,843	94,838,967
United Kingdom — 3.5%
AstraZeneca PLC	1,102,832	66,047,896
BAE Systems PLC	6,534,623	53,074,013
Berkeley Group Holdings PLC	1,086,976	45,845,889
BP PLC	5,442,192	31,154,417
BP PLC — ADR	3,561,479	122,229,959
Diageo PLC — ADR	202,214	23,745,990
GlaxoSmithKline PLC	5,911,765	118,991,083
HSBC Holdings PLC	19,133,767	157,783,110
Liberty Global PLC, Class A (a)	628,798	22,272,025
Meggitt PLC	6,827,211	40,885,195
National Grid PLC	413,583	5,355,176
Royal Dutch Shell PLC — ADR, Class A	3,644,313	190,196,695
Royal Dutch Shell PLC, A Shares	3,915,524	102,096,616
Shire PLC	1,733,158	102,184,729
Smiths Group PLC	2,643,814	56,203,389
Spire Healthcare Group PLC (d)	9,561,964	41,884,918
Vodafone Group PLC	60,053,975	154,677,398
Vodafone Group PLC — ADR	2,064,940	54,080,779

		1,388,709,277
United States — 26.4%
3M Co.	28,829	5,645,583
Abbott Laboratories	1,398,142	61,014,917
AbbVie, Inc.	96,541	6,365,914
Acadia Healthcare Co., Inc. (a)(b)	1,067,899	46,539,038
Accenture PLC, Class A	64,116	7,777,271
Adobe Systems, Inc. (a)	65,144	8,712,359
Advance Auto Parts, Inc.	77,993	11,085,925
Aetna, Inc. (f)	1,336,048	180,460,003
Air Products & Chemicals, Inc.	1,350,057	189,683,008
Alliance Data Systems Corp.	19,522	4,873,277
Allstate Corp.	1,081,394	87,906,518
Alphabet, Inc., Class C (a)	195,023	176,683,037
Altria Group, Inc.	138,139	9,915,617
Amazon.com, Inc. (a)(f)	372,668	344,714,173
Amdocs Ltd.	135,210	8,280,260
American International Group, Inc.	62,315	3,795,607
American Tower Corp.	119,097	14,999,076
Ameriprise Financial, Inc.	48,001	6,136,928
Amgen, Inc.	56,157	9,171,561
Anadarko Petroleum Corp.	3,233,521	184,375,367
Anthem, Inc.	569,046	101,227,593
Apple, Inc. (f)	2,668,066	383,267,681
Axalta Coating Systems Ltd. (a)	4,352,975	136,552,826
Axis Capital Holdings Ltd.	100,782	6,641,534
Bank of America Corp.	12,774,206	298,149,968
Bank of New York Mellon Corp.	77,528	3,648,468
Baxter International, Inc.	361,573	20,132,385
Bed Bath & Beyond, Inc.	1,197,048	46,385,610
Berkshire Hathaway, Inc., Class A (a)	468	115,961,040
Berkshire Hathaway, Inc., Class B (a)	842,703	139,222,963
Biogen, Inc. (a)	125,904	34,146,453
Boeing Co.	36,417	6,730,954
Bristol-Myers Squibb Co.	374,894	21,012,809

Common Stocks	Shares	Value
United States (continued)
Brookdale Senior Living, Inc. (a)(b)	4,218,912	$54,803,667
Capital One Financial Corp.	93,206	7,491,898
Cardinal Health, Inc.	99,306	7,208,623
Catalent, Inc. (a)	1,495,346	43,783,731
Centene Corp. (a)	868,425	64,610,820
CenterPoint Energy, Inc.	97,935	2,794,086
Charles Schwab Corp.	1,855,598	72,089,982
Charter Communications, Inc., Class A (a)	331,503	114,421,575
Chevron Corp.	28,874	3,080,856
Chipotle Mexican Grill, Inc. (a)(b)	261,600	124,121,352
Chubb Ltd.	889,359	122,064,523
Cisco Systems, Inc.	147,962	5,041,065
Citigroup, Inc.	2,838,878	167,834,467
Cognizant Technology Solutions Corp., Class A (a)	1,253,108	75,474,695
Colgate-Palmolive Co.	172,745	12,444,550
Comcast Corp., Class A	6,524,386	255,690,687
CommScope Holding Co., Inc. (a)	2,766,766	116,314,843
Constellation Brands, Inc., Class A	45,391	7,831,763
Crown Castle International Corp.	46,960	4,442,382
Crown Holdings, Inc. (a)	96,159	5,393,558
Delta Air Lines, Inc.	1,877,186	85,299,332
Discover Financial Services	1,003,380	62,801,554
DISH Network Corp., Class A (a)	879,522	56,676,398
DXC Technology Co. (a)	126,402	9,523,127
E.I. du Pont de Nemours & Co.	2,343,143	186,865,654
Edgewell Personal Care Co. (a)	2,086,117	149,136,504
Electronic Arts, Inc. (a)	670,006	63,529,969
EQT Corp.	708,668	41,201,958
Expedia, Inc.	422,916	56,552,328
Facebook, Inc., Class A (a)	1,562,320	234,738,580
Fifth Third Bancorp	135,075	3,299,882
Ford Motor Co.	4,423,425	50,736,685
Fortune Brands Home & Security, Inc.	747,674	47,656,741
General Dynamics Corp.	46,099	8,933,525
Gilead Sciences, Inc.	2,913,380	199,712,199
Global Payments, Inc.	653,222	53,407,431
Goldman Sachs Group, Inc.	485,662	108,691,156
Goodyear Tire & Rubber Co.	123,158	4,462,014
H&R Block, Inc.	1,943,508	48,179,563
Hartford Financial Services Group, Inc.	217,439	10,515,350
HCA Holdings, Inc. (a)	1,247,688	105,067,806
Helmerich & Payne, Inc.	73,688	4,468,440
Home Depot, Inc.	416,967	65,088,549
Illinois Tool Works, Inc.	38,961	5,380,124
Intel Corp.	174,984	6,325,672
International Paper Co.	135,890	7,333,983
Intuit, Inc.	482,204	60,376,763
Invitae Corp. (a)(c)	1,327,647	14,643,946
Jawbone Health Hub, Inc., (Acquired 1/24/17, Cost $0) (a)(g)	1,518,232	4,140,674
Johnson & Johnson	121,778	15,035,930
JPMorgan Chase & Co.	1,826,898	158,940,126
Kansas City Southern	1,435,649	129,308,905
KLA-Tencor Corp.	70,004	6,875,793
Lear Corp.	87,786	12,523,551
Liberty Broadband Corp., Class A (a)	269,136	24,203,400
Liberty Broadband Corp., Class C (a)	657,398	59,928,402
Liberty Media Corp. — Liberty Formula One, (Acquired 1/23/17, cost $35,187,025) (a)(g)	1,282,069	43,837,964
Liberty Media Corp. — Liberty SiriusXM, Class A (a)	965,090	36,769,929
Liberty Media Corp. — Liberty SiriusXM, Class C (a)	1,809,617	68,747,350

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	11

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
United States (continued)
Lookout, Inc., (Acquired 3/04/15, cost $2,096,082) (a)(g)	183,495	$89,913
Lowe’s Cos., Inc.	2,293,313	194,656,407
ManpowerGroup, Inc.	36,909	3,727,071
Marathon Oil Corp.	6,855,870	101,946,787
Marathon Petroleum Corp.	5,588,618	284,684,201
Marsh & McLennan Cos., Inc.	1,084,925	80,425,490
Masco Corp.	1,551,093	57,421,463
Mastercard, Inc., Class A	621,711	72,317,424
McDonald’s Corp. (f)	63,364	8,866,525
McKesson Corp.	30,864	4,268,183
MetLife, Inc.	1,652,660	85,624,315
Michael Kors Holdings Ltd. (a)	2,115,866	78,985,278
Microsoft Corp.	1,000,385	68,486,357
Mohawk Industries, Inc. (a)	227,571	53,431,395
Mondelez International, Inc., Class A	359,256	16,177,298
Morgan Stanley	2,425,849	105,209,071
Mylan NV (a)	1,643,690	61,391,821
NextEra Energy Partners LP	1,237,655	42,884,746
NextEra Energy, Inc.	1,359,435	181,566,139
Northrop Grumman Corp.	33,317	8,194,649
Nuance Communications, Inc. (a)	3,504,824	62,701,301
Omnicom Group, Inc.	43,898	3,604,904
Packaging Corp. of America	85,107	8,406,869
PepsiCo, Inc.	137,933	15,625,050
Perrigo Co. PLC	1,603,000	118,525,820
Pfizer, Inc.	7,462,765	253,136,989
Phillips 66	72,746	5,787,672
Prudential Financial, Inc.	68,560	7,337,977
Pure Storage, Inc., Class A (a)(b)	4,612,826	48,942,084
PVH Corp.	37,262	3,764,580
QUALCOMM, Inc.	3,523,364	189,345,581
Ralph Lauren Corp.	466,088	37,622,623
Raytheon Co.	37,221	5,777,071
Reinsurance Group of America, Inc.	58,373	7,298,960
Rockwell Automation, Inc.	34,010	5,351,473
Roper Technologies, Inc.	438,496	95,899,075
Sabre Corp.	2,792,072	65,362,406
Schlumberger Ltd.	717,585	52,089,495
Scripps Networks Interactive, Inc., Class A	70,435	5,262,903
Sempra Energy	712,345	80,509,232
Simon Property Group, Inc.	454,219	75,064,232
Snap, Inc., Class A (a)(b)	2,539,524	57,266,266
Southwest Airlines Co.	1,503,044	84,501,134
St. Joe Co. (a)(c)	5,683,050	99,453,375
Starbucks Corp.	919,372	55,217,482
Stryker Corp.	27,537	3,755,221
SunTrust Banks, Inc.	1,060,866	60,267,797
Target Corp.	1,772,012	98,966,870
Tenet Healthcare Corp. (a)(b)	4,103,871	64,307,659
TESARO, Inc. (a)(b)	84,085	12,410,105
Thermo Fisher Scientific, Inc.	85,884	14,199,202
Travelers Cos., Inc.	114,218	13,895,762
Tyson Foods, Inc., Class A	63,380	4,072,799
United Continental Holdings, Inc. (a)	2,499,357	175,479,855
United Rentals, Inc. (a)	54,702	5,998,621
UnitedHealth Group, Inc.	42,780	7,481,366
Unum Group	906,866	42,015,102
Urban Outfitters, Inc. (a)(b)	1,425,202	32,608,622
Valero Energy Corp.	154,464	9,979,919
VeriFone Systems, Inc. (a)(b)	2,758,874	51,149,524
VeriSign, Inc. (a)(b)	93,607	8,323,534
Verizon Communications, Inc.	2,897,938	133,044,334
Visa, Inc., Class A	729,358	66,532,037
Vistra Energy Corp.	467,898	6,995,075
VMware, Inc., Class A (a)(b)	575,424	54,158,907

Common Stocks		Shares	Value
United States (continued)
WABCO Holdings, Inc. (a)		41,412	$4,922,644
Wells Fargo & Co.		681,956	36,716,511
Western Digital Corp.		49,768	4,432,836
WestRock Co.		1,158,272	62,037,048
Whole Foods Market, Inc.		974,117	35,428,635
Williams Cos., Inc.		4,431,397	135,733,690
Williams-Sonoma, Inc.		1,205,749	65,170,733
Wyndham Worldwide Corp.		83,633	7,971,061
Zimmer Biomet Holdings, Inc.		1,023,427	122,453,041

			10,553,789,700
Total Common Stocks — 53.2%			21,238,415,028

Corporate Bonds		Par (000)
Australia — 0.3%
Quintis Ltd., 8.75%, 8/01/23 (d)	USD	120,610	116,991,700
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (d)		21,269	9,544,464
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (a)(d)(h)		34,787	1,739,360
China — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21		30,584	31,066,126
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(h)(i)(j)	SGD	88,600	7
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(h)(i)(j)	USD	39,500	197,500

			31,263,633
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		48,005	48,314,488
Danone SA, 2.59%, 11/02/23 (d)		32,815	31,960,924

			80,275,412
Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19 (d)(j)	EUR	66,900	88,287,033
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (d)	USD	13,784	14,352,590

			102,639,623
India — 0.1%
REI Agro Ltd., 5.50%, 11/13/17 (a)(h)(j)		54,787	273,935
Suzlon Energy Ltd., 5.75%, 7/16/19 (d)(j)(k)		20,377	24,554,285

			24,828,220
Italy — 0.2%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		39,348	40,222,116
Telecom Italia SpA, 5.30%, 5/30/24 (d)	USD	29,650	30,687,750

			70,909,866
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		25,825	26,059,827
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		27,657	25,306,155
8.00%, 2/15/24 (d)		11,320	12,169,000

			37,475,155

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Mexico — 0.2%
Petroleos Mexicanos:
4.77%, 3/11/22 (d)(l)	USD	33,005	$35,848,381
4.63%, 9/21/23		35,962	36,170,579
Trust F/1401, 5.25%, 12/15/24 (d)		13,531	13,938,283

			85,957,243
Netherlands — 0.3%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(d)(h)		140,850	43,832,520
Constellium NV (d):
7.00%, 1/15/23	EUR	13,877	15,788,883
8.00%, 1/15/23	USD	5,675	5,865,113
Cooperatieve Rabobank UA, 3.95%, 11/09/22		9,107	9,451,053
Petrobras Global Finance BV, 6.13%, 1/17/22		48,093	50,394,250

			125,331,819
Singapore — 0.2%
CapitaLand Ltd., 1.95%, 10/17/23 (d)(j)	SGD	35,000	25,902,731
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	43,414	40,915,090

			66,817,821
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (d)(j)	EUR	48,300	50,724,362
Telefonica SA, 6.00%, 7/14/17 (j)		19,200	19,502,822

			70,227,184
Switzerland — 0.1%
UBS AG, 2.38%, 8/14/19	USD	16,094	16,214,077
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (d)	USD	20,186	20,721,636

			36,935,713
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (d)(j)		86,375	73,850,847
United Kingdom — 0.0%
Delta Topco Ltd., (Acquired 1/23/17, cost $7,532,366), 2.00%, 7/23/19 (g)(m)		6,010	8,950,912
United States — 3.9%
AbbVie, Inc.:
2.50%, 5/14/20		34,364	34,662,520
2.30%, 5/14/21		27,826	27,639,872
Actavis Funding SCS, 3.45%, 3/15/22		28,974	29,784,953
Activision Blizzard, Inc., 2.30%, 9/15/21 (d)		9,025	8,888,704
AliphCom (a)(g)(h)(j)(l):
(Acquired 11/11/15, cost $11,493,000), 15.00%, 4/28/20		11,493	273,533
(Acquired 4/27/15 — 7/21/15, cost $204,855,000), 15.00%, 4/28/20		204,855	4,875,549
Ally Financial, Inc., 3.50%, 1/27/19		20,782	21,041,775
American Express Credit Corp., 2.70%, 3/03/22		63,995	64,424,342
American Tower Corp., 3.40%, 2/15/19		14,578	14,891,442
Apple, Inc., 3.35%, 2/09/27		54,077	55,309,685
AT&T, Inc.:
2.38%, 11/27/18		40,035	40,298,671
3.00%, 6/30/22		64,445	64,462,078

Corporate Bonds		Par (000)	Value
United States (continued)
Bank of America Corp.:
6.88%, 4/25/18	USD	33,088	$34,717,915
Series L, 2.60%, 1/15/19		16,513	16,681,515
Becton Dickinson & Co.:
2.68%, 12/15/19		12,994	13,084,126
3.13%, 11/08/21		12,824	12,896,327
Berkshire Hathaway, Inc., 2.75%, 3/15/23		23,682	23,946,196
Cablevision Systems Corp., 5.88%, 9/15/22		12,044	12,360,155
Capital One Bank USA NA, 2.15%, 11/21/18		13,102	13,116,072
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/01/27 (d)		25,845	26,361,900
Cisco Systems, Inc., 2.20%, 2/28/21		23,491	23,615,220
Citigroup, Inc.:
2.70%, 3/30/21		31,317	31,508,284
2.90%, 12/08/21		14,375	14,453,674
Cobalt International Energy, Inc. (j):
2.63%, 12/01/19		56,543	21,486,340
3.13%, 5/15/24		69,805	20,068,938
eBay, Inc., 3.80%, 3/09/22		16,619	17,366,107
Edgewell Personal Care Co.:
4.70%, 5/19/21		17,469	18,517,140
4.70%, 5/24/22		16,279	17,342,670
EI du Pont de Nemours & Co., 2.20%, 5/01/20		34,405	34,458,637
Ford Motor Credit Co. LLC:
2.38%, 1/16/18		12,641	12,695,748
5.00%, 5/15/18		27,100	27,938,366
2.55%, 10/05/18		9,151	9,212,989
2.26%, 3/28/19		12,690	12,703,515
Forest Laboratories LLC, 5.00%, 12/15/21 (d)		15,225	16,612,561
GE Capital International Funding Co., 2.34%, 11/15/20		12,641	12,723,824
General Electric Co., 5.55%, 5/04/20		4,160	4,591,421
General Motors Financial Co., Inc.:
3.50%, 7/10/19		24,337	24,935,642
3.45%, 4/10/22		12,926	13,058,776
Goldman Sachs Group, Inc., 2.60%, 12/27/20		103,194	103,574,579
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/01/25 (d)		23,070	23,704,425
Hughes Satellite Systems Corp., 7.63%, 6/15/21		5,651	6,380,827
Intel Corp., 3.25%, 8/01/39 (j)		12,311	21,528,861
JPMorgan Chase & Co.:
2.30%, 8/15/21		44,044	43,761,678
4.35%, 8/15/21		14,105	15,131,830
2.16%, 1/15/23 (l)		35,634	35,829,880
Medtronic, Inc., 3.15%, 3/15/22		35,967	37,254,223
Mylan, Inc., 2.55%, 3/28/19		23,434	23,542,031
Oracle Corp., 1.90%, 9/15/21		49,889	49,381,130
Prudential Financial, Inc., 5.88%, 9/15/42 (l)		17,936	19,815,765
QUALCOMM, Inc., 3.00%, 5/20/22		37,708	38,463,668
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		13,842	15,244,070
Synchrony Financial, 3.75%, 8/15/21		8,436	8,728,687
T-Mobile USA, Inc.:
4.00%, 4/15/22		5,168	5,297,200
6.00%, 4/15/24		21,460	23,251,910
Verizon Communications, Inc.:
3.13%, 3/16/22		206,753	209,826,177
2.45%, 11/01/22		8,056	7,873,644
2.63%, 8/15/26		15,228	13,956,386

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	13

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
United States (continued)
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19	USD	14,117	$14,159,196

			1,569,713,349
Total Corporate Bonds — 6.4%			2,539,512,148

Floating Rate Loan Interests (l)
Norway — 0.1%
Drillships Financing Holding, Inc., Term Loan B1, 8.00%, 3/31/21		29,622	22,246,365
United States — 0.5%
Fieldwood Energy LLC:
1st Lien Last Out Term Loan, 8.38%, 9/30/20		15,642	14,130,131
1st Lien Term Loan, 8.00%, 8/31/20		11,587	11,316,543
2nd Lien Term Loan, 8.38%, 9/30/20		26,326	20,468,775
Hilton Worldwide Finance LLC, Term Loan B2, 2.99%, 10/25/23		54,985	55,434,936
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		15,410	12,276,508
Seadrill Partners Finco LLC, Term Loan B, 4.15%, 2/21/21		54,412	36,592,045
Sheridan Investment Partners II LP:
Term Loan A, 4.56%, 12/16/20		61,522	51,985,792
Term Loan B, 4.56%, 12/16/20		3,192	2,696,947
Term Loan M, 4.56%, 12/16/20		8,558	7,231,609

			212,133,286
Total Floating Rate Loan Interests — 0.6%			234,379,651

Foreign Agency Obligations
Argentina — 0.6%
City of Buenos Aires Argentina, 8.95%, 2/19/21 (d)		8,930	10,090,900
Republic of Argentina:
6.88%, 4/22/21		32,164	35,187,416
3.88%, 1/15/22	EUR	20,627	22,551,895
5.63%, 1/26/22	USD	36,392	37,902,268
7.50%, 4/22/26		64,931	71,131,910
6.88%, 1/26/27		64,549	68,196,019

			245,060,408
Australia — 1.3%
Australia Government Bond:
5.75%, 5/15/21	AUD	196,507	168,650,201
5.75%, 7/15/22		351,417	309,973,598
Series 133, 5.50%, 4/21/23		59,507	52,673,901

			531,297,700
Brazil — 1.1%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	120	118,153,598
Series F, 10.00%, 1/01/18		242	78,803,397
Series F, 10.00%, 1/01/23		631	195,297,545
Brazilian Government International Bond:
4.88%, 1/22/21	USD	26,432	28,017,920
2.63%, 1/05/23		25,019	23,361,491

			443,633,951
Canada — 1.4%
Canada Housing Trust No. 1, 1.25%, 6/15/21 (d)	CAD	105,735	77,399,832

Foreign Agency Obligations		Par (000)	Value
Canada (continued)
Canadian Government Bond:
0.25%, 5/01/18	CAD	165,090	$120,465,328
0.50%, 8/01/18		420,472	307,389,197
0.75%, 3/01/21		103,276	75,220,003

			580,474,360
Germany — 0.5%
Bundesrepublik Deutschland, 0.00%, 8/15/26	EUR	185,430	197,444,722
Hungary — 0.4%
Hungary Government International Bond:
6.25%, 1/29/20	USD	33,176	36,373,768
6.38%, 3/29/21		93,618	105,788,340

			142,162,108
Indonesia — 0.3%
Indonesia Government International Bond:
6.88%, 1/17/18 (d)		25,484	26,375,940
4.88%, 5/05/21		10,318	11,090,767
3.70%, 1/08/22 (d)		14,975	15,366,162
2.63%, 6/14/23 (d)	EUR	47,507	54,140,802

			106,973,671
Japan — 1.2%
Japan Government Bond:
0.10%, 3/15/18	JPY	26,525,200	238,518,596
0.10%, 10/15/18		24,956,150	224,870,638

			463,389,234
Mexico — 1.2%
Mexican Bonos:
8.50%, 12/13/18	MXN	29,646	161,440,635
6.50%, 6/10/21		59,383	309,246,954

			470,687,589
New Zealand — 0.5%
New Zealand Government Bond, 6.00%, 5/15/21	NZD	234,070	182,528,064
Poland — 0.9%
Poland Government Bond:
3.25%, 7/25/25	PLN	385,904	99,581,775
2.50%, 7/25/26		388,314	93,655,026
2.50%, 7/25/27		700,248	166,072,427
Poland Government International Bond, 5.00%, 3/23/22	USD	15,013	16,509,046

			375,818,274
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 3.85%, 4/15/21 (d)	EUR	66,238	79,452,566
Saudi Arabia — 0.1%
Saudi Arabia Government Bond, 2.38%, 10/26/21 (d)	USD	50,750	49,863,905
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18		13,389	13,549,079
2.63%, 12/30/20		26,433	26,490,915

			40,039,994
United Kingdom — 0.8%
United Kingdom Gilt:
1.25%, 7/22/18	GBP	108,931	143,171,244
1.75%, 7/22/19		49,603	66,638,293
0.50%, 7/22/22		99,218	128,501,760

			338,311,297
Total Foreign Agency Obligations — 10.6%			4,247,137,843

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015 1-A, Class F, 3.96%, 8/20/25 (d)(l)	GBP	30,423	$39,403,846

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bond, 0.38%, 1/15/27	USD	378,483	379,469,404
U.S. Treasury Notes:
1.13%, 7/31/21 (q)		93,701	91,366,076
1.88%, 2/28/22		507,830	509,516,397
1.88%, 4/30/22		2,718,255	2,725,793,122
2.25%, 2/15/27 (q)		817,702	815,305,834
Total U.S. Treasury Obligations — 11.3%			4,521,450,833
Total Fixed Income Securities — 29.0%			11,581,884,321

Investment Companies (a)(n)		Shares
United States — 3.6%
ETFS Gold Trust		1,201,717	147,967,414
ETFS Palladium Trust		348,916	27,623,680
ETFS Platinum Trust		294,567	26,720,172
iShares Gold Trust (o)		17,736,986	216,568,599
SPDR Gold Shares		8,368,732	1,010,691,764
Total Investment Companies — 3.6%			1,429,571,629

Preferred Securities

Capital Trusts		Par (000)
Netherlands — 0.0%
ING Groep NV, 6.00% (l)(p)	USD	16,185	16,541,070
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (l)(p)		60,432	62,547,120
Lloyds Bank PLC, 13.00% (l)(p)		36,699	87,459,830

			150,006,950
United States — 0.6%
American Express Co., Series C, 4.90% (l)(p)		21,270	21,615,638
Citigroup, Inc., Series O, 5.88% (l)(p)		37,880	39,497,476
General Electric Co. (l)(p):
6.38%		19,024	19,251,337
Series D, 5.00%		32,256	34,022,016
Goldman Sachs Group, Inc. (l)(p):
Series L, 5.70%		31,222	32,236,715
Series M, 5.38%		32,747	33,950,452
Morgan Stanley, Series H, 5.45% (l)(p)		24,406	24,985,642
NBCUniversal Enterprise, Inc., 5.25% (d)(p)		23,774	25,051,852
Prudential Financial, Inc., 5.63% (l)(p)		11,880	12,964,050
USB Capital IX, 3.50% (l)(p)		9,399	8,094,889

			251,670,067
Total Capital Trusts — 1.0%			418,218,087

Preferred Stocks		Shares	Value
Taiwan — 0.0%
Cathay Financial Holding Co. Ltd., Preference Shares, (a)		363,852	740,463
United States — 2.4%
American Tower Corp., Series A, 5.25% (j)		178,759	21,011,333
Anthem, Inc., 5.25% (j)		1,620,550	83,263,859

Preferred Stocks		Shares	Value
United States (continued)
Dominion Resources, Inc.:
6.38%		388,505	$19,565,112
Series A, 6.75% (j)		1,370,028	69,350,817
Domo, Inc., Series D-2 (Acquired 4/01/15, cost $89,772,577) (a)(g)		10,647,158	89,772,577
DropBox, Inc., Series C (Acquired 1/28/14, cost $150,070,985) (a)(g)		7,856,626	88,544,175
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $27,587,149) (a)(g)		9,935,944	28,615,519
Lookout, Inc., Series F (Acquired 9/19/14, cost $53,322,391) (a)(g)		4,667,944	46,586,081
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $58,747,474) (a)(g)		9,583,601	76,093,792
Stericycle, Inc., 5.25% (b)(j)		280,687	20,773,645
U.S. Bancorp, Series F, 6.50% (l)		689,969	20,243,691
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $90,664,966) (a)(g)		5,844,432	317,294,213
Wells Fargo & Co., Series L, 7.50% (j)		14,271	18,124,170
Welltower, Inc., Series I, 6.50% (j)(p)		686,263	43,378,684

			942,617,668
Total Preferred Stocks — 2.4%			943,358,131

Trust Preferreds
United States — 0.5%
Citigroup Capital XIII, 7.88%, 10/30/40		1,474,349	38,121,023
GMAC Capital Trust I, Series 2, 6.60%, 2/15/40 (l)		1,577,850	39,618,744
Mandatory Exchangeable Trust, 5.75% (d)(j)(p)		640,969	88,126,828
Total Trusts Preferreds — 0.4%			165,866,595
Total Preferred Securities — 3.8%			1,527,442,813

Warrants — 0.0%
Australia — 0.0%
TFS Corp. Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		21,267,513	3,795,911
Total Long-Term Investments (Cost — $31,429,673,301) — 89.6%			35,781,109,702

Short-Term Securities

Foreign Agency Obligations		Par (000)
Japan — 1.2%
Japan Treasury Discount Bill, (0.37%), 6/12/17	JPY	52,160,000	467,966,559

Time Deposits — 0.0%
Europe — 0.0%
Sumitomo Mitsui Banking Corp., (0.58%), 5/02/17	EUR	8,391	9,139,965

Money Market Funds (o)(s)		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.64%		7,915,182	7,915,182

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	15

Consolidated Schedule of Investments (continued)

Money Market Funds (o)(s)		Shares	Value
SL Liquidity Series, LLC, Money Market Series, 1.09% (t)		345,963,966	$346,033,159
Total Money Market Funds — 0.9%			353,948,341

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bills (r):
0.47% - 0.75%, 5/04/17	USD	578,775	578,744,903
0.47% - 0.76%, 5/11/17		542,000	541,899,730
0.70% - 0.72%, 5/18/17		525,950	525,782,748
0.49% - 0.63%, 5/25/17		404,000	403,844,603
0.71%, 6/01/17		136,000	135,920,576
0.70%, 6/08/17		258,000	257,816,046
0.76% - 0.77%, 6/22/17		330,000	329,666,370
0.73% - 0.81%, 7/06/17		302,000	301,590,186
0.79% - 0.80%, 7/20/17		191,000	190,675,300
0.80%, 7/27/17		25,000	24,952,425
0.79%, 8/03/17		19,000	18,959,511
0.79%, 8/10/17		138,000	137,690,742
U.S. Treasury Notes, 0.75%, 12/31/17		120,000	119,916,922
Total U.S. Treasury Obligations — 8.9%			3,567,460,062
Total Short-Term Securities (Cost — $4,389,047,511) — 11.0%			4,398,514,927
Options Purchased (Cost — $259,763,861) — 0.8%			319,205,889
Total Investments Before Investments Sold Short and Options Written (Cost — $36,078,484,673) — 101.4%			40,498,830,518

Investments Sold Short	Shares	Value
Bank of Montreal	(782,792)	$(55,430,073)
Caterpillar, Inc.	(587,004)	(60,027,029)
Procter & Gamble Co.	(739,038)	(64,540,189)
Prologis, Inc.	(1,613,491)	(87,790,045)
Royal Bank of Canada	(976,406)	(66,858,114)
Total Investments Sold Short (Proceeds — $316,713,759) — (0.8)%		(334,645,450)
Options Written (Premiums Received — $116,590,406) — (0.2)%		(87,083,274)
Total Investments, Net of Investments Sold Short and Options Written (Cost — $35,645,180,508) — 100.4%		40,077,101,794
Liabilities in Excess of Other Assets — (0.4)%		(152,647,755)

Net Assets — 100.0%		$39,924,454,039

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the six months ended April 30, 2017, investments in issuers that are affiliated persons and/or related parties of the Fund, as applicable, were as follows:

Affiliate Persons and/or Related Parties	Par/Shares Held at October 31, 2016	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
Bio City Development Co. BV	$140,850,000	—	—	$140,850,000	$43,832,520	—	—	$(6,605,865)
Ei Towers SpA	1,450,608	—	(189,452)	1,261,156	72,810,173	$4,689,698	$(643,533)	14,942,371
Invitae Corp.	1,735,647	—	(408,000)	1,327,647	14,643,946	—	(988,972)	6,210,177
Platinum Group Metals Ltd.	8,067,432	2,291,919	(987,663)	9,371,688	11,173,002	—	(4,943,128)	(449,972)
St. Joe Co.	6,735,420	—	(1,052,370)	5,683,050	99,453,375	—	(4,551,783)	3,967,361
Total					$241,913,016	$4,689,698	$(11,127,416)	$18,064,072

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(g)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $709,074,902, representing 1.8% of its net assets as of period end, and an original cost of $731,329,015.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Zero-coupon bond.

(j)	Convertible security.

(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(l)	Variable rate security. Rate as of period end.

(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

(o)	During the six months ended April 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2016	Shares Purchased		Shares Sold	Shares Held at April 30, 2017	Value at April 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,025,760	—		(1,110,578)[2]	7,915,182	$7,915,182	$13,386		$62	—
SL Liquidity Series, LLC, Money Market Series	334,360,632	11,603,334	[3]	—	345,963,966	346,033,159	2,253,101	[4]	10,562	$34,934
iShares Gold Trust	11,663,809	6,073,177		—	17,736,986	216,568,599	—		—	(980,471)
iShares iBoxx USD High Yield Corporate Bond ETF	493,494	—		(493,494)	—	—	897,275		1,481,866	(1,161,978)
Total						$570,516,940	$3,163,762		$1,492,490	$(2,107,515)
[1] Includes net capital gain distributions.
[2] Represents net shares sold.
[3] Represents net shares purchased.

[4]    Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(p)	Perpetual security with no stated maturity date.

(q)	All or a portion of the security has been pledged in connection with outstanding futures contracts.

(r)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(s)	Current yield as of period end.

(t)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
3,626	SGX Nifty 50 Index	May 2017	$67,690,168	$508,531
(1,075)	Euro Stoxx 50 Index	June 2017	$41,078,581	(2,061,750)
(50)	FTSE 100 Index	June 2017	$4,640,051	79,892
(1,911)	NASDAQ 100 E-Mini Index	June 2017	$213,286,710	(7,166,059)
(4,884)	S&P 500 E-Mini Index	June 2017	$581,318,100	(1,975,875)
60	S&P/TSX 60 Index	June 2017	$8,059,485	30,604
(2,752)	Yen Denom Nikkei Index	June 2017	$237,181,790	350,204
Total				$(10,234,453)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	110,561,639	NZD	150,958,000	UBS AG	5/04/17	$6,919,047
USD	107,779,676	AUD	139,920,000	Citibank N.A.	5/10/17	3,023,432
USD	106,175,013	AUD	137,895,000	Goldman Sachs International	5/10/17	2,934,859
USD	111,215,114	NZD	152,091,000	JPMorgan Chase Bank N.A.	5/10/17	6,810,405
USD	122,373,944	ZAR	1,623,890,000	UBS AG	5/19/17	1,195,671
ZAR	1,623,890,000	USD	119,447,591	UBS AG	5/19/17	1,730,682

						22,614,096

USD	61,214,361	JPY	6,960,685,000	Deutsche Bank AG	5/11/17	(1,248,109)
USD	99,749,000	MXN	2,002,267,662	Goldman Sachs International	6/08/17	(5,970,788)
USD	462,407,248	JPY	52,160,000,000	Credit Suisse International	6/12/17	(6,238,238)
USD	98,577,000	BRL	318,640,295	Goldman Sachs International	6/19/17	(694,848)
EUR	37,162,000	PLN	160,008,423	Deutsche Bank AG	6/26/17	(636,452)
EUR	55,633,000	PLN	238,874,194	Deutsche Bank AG	6/27/17	(777,856)
NOK	316,649,000	USD	37,001,648	Morgan Stanley & Co. International PLC	7/27/17	(83,880)
USD	35,811,206	AUD	47,985,000	Deutsche Bank AG	9/29/17	(38,755)

						(15,688,926)
Net Unrealized Appreciation						$6,925,170

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	17

Consolidated Schedule of Investments (continued)

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Receive	3-Month LIBOR	5/23/17	USD	2,589,375	$5,204,902
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.26%	Receive	3-Month LIBOR	7/06/17	USD	514,964	4,736,883
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.16%	Receive	3-Month LIBOR	7/13/17	USD	513,868	3,172,021
30-Year Interest Rate Swap	Goldman Sachs International	Put	1.50%	Pay	6-Month EURIBOR	7/10/17	EUR	94,880	1,731,863
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.46%	Pay	6-Month EURIBOR	10/03/17	EUR	1,029,250	3,278,040
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-Month LIBOR	4/04/18	JPY	12,739,074	13,595
Total									$18,137,304

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
EUR Currency	Call	Deutsche Bank AG	05/04/17	USD	1.11	EUR	184,337	—	$103,010
EUR Currency	Call	UBS AG	05/12/17	USD	1.10	EUR	257,109	—	1,558,020
Topix Index	Call	Societe Generale	05/12/17	JPY	1,575.00		—	12,860,046	136,866
USD Currency	Call	JPMorgan Chase Bank N.A.	05/18/17	JPY	114.50	USD	257,660	—	175,209
USD Currency	Call	UBS AG	05/18/17	JPY	116.00	USD	257,137	—	38,056
QUALCOMM, Inc.	Call	Deutsche Bank AG	05/19/17	USD	52.50		—	1,367,649	2,495,959
SPDR Gold Trust ETF[1]	Call	Societe Generale	05/19/17	USD	120.00		—	1,037,779	1,774,602
EUR Currency	Call	JPMorgan Chase Bank N.A.	05/25/17	USD	1.10	EUR	257,029	—	2,003,545
Topix Index	Call	BNP Paribas S.A.	06/09/17	JPY	1,550.00		—	7,714,720	1,178,148
USD Currency	Call	UBS AG	06/20/17	MXN	19.40	USD	128,112	—	1,636,890
EUR Currency	Call	BNP Paribas S.A.	06/21/17	USD	1.13	EUR	256,018	—	830,505
USD Currency	Call	Morgan Stanley & Co. International PLC	06/23/17	JPY	113.50	USD	255,935	—	1,505,412
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	06/30/17	USD	120.00		—	1,557,471	4,337,557
Topix Index	Call	Goldman Sachs International	07/14/17	JPY	1,600.00		—	12,760,515	1,265,074
EUR Currency	Call	UBS AG	07/20/17	USD	1.13	EUR	256,018	—	1,455,476
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	07/21/17	USD	121.00		—	1,163,494	3,092,299
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	07/21/17	USD	123.00		—	669,579	1,228,677
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	08/18/17	USD	121.00		—	1,098,480	3,430,542
GBP Currency	Call	JPMorgan Chase Bank N.A.	08/21/17	USD	1.28	GBP	257,029	—	8,982,396
Topix Index	Call	UBS AG	09/08/17	JPY	1,600.00		—	8,674,252	1,805,051
Apple, Inc.	Call	UBS AG	09/15/17	USD	110.00		—	1,357,604	47,973,652
ETFS Gold Trust[1]	Call	Morgan Stanley & Co. International PLC	09/15/17	USD	125.00		—	1,285,121	3,887,491
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	09/29/17	USD	122.00		—	1,479,802	5,290,292
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/20/17	USD	122.00		—	903,201	3,501,168
USD Currency	Call	BNP Paribas S.A.	10/27/17	BRL	3.19	USD	128,248	—	7,475,832
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	11/17/17	USD	120.00		—	1,107,024	5,795,116
Euro STOXX 50 Index	Call	Citibank N.A.	12/15/17	EUR	3,650.00		—	32,074	3,530,505
Aflac, Inc.	Call	Goldman Sachs International	01/19/18	USD	85.00		—	625,606	306,547
Allstate Corp.	Call	Goldman Sachs International	01/19/18	USD	80.00		—	454,254	2,396,190
BB&T Corp.	Call	Goldman Sachs International	01/19/18	USD	40.00		—	869,854	3,957,836
Capital One Financial Corp.	Call	Goldman Sachs International	01/19/18	USD	80.00		—	890,437	6,010,450
Charles Schwab Corp.	Call	Goldman Sachs International	01/19/18	USD	40.00		—	1,220,268	3,904,858
CIT Group, Inc.	Call	Goldman Sachs International	01/19/18	USD	42.00		—	535,118	3,478,267
Citigroup, Inc.	Call	Goldman Sachs International	01/19/18	USD	55.00		—	1,220,268	8,480,863
CME Group, Inc.	Call	Goldman Sachs International	01/19/18	USD	115.00		—	428,196	2,954,552
Comerica, Inc.	Call	Goldman Sachs International	01/19/18	USD	55.00		—	748,306	13,020,524
E*Trade Financial Corp.	Call	Goldman Sachs International	01/19/18	USD	35.00		—	1,263,691	4,328,142
Fifth Third Bancorp	Call	Goldman Sachs International	01/19/18	USD	25.00		—	1,220,268	2,294,104
Franklin Resources, Inc.	Call	Goldman Sachs International	01/19/18	USD	45.00		—	1,256,231	3,391,824
JPMorgan Chase & Co.	Call	Goldman Sachs International	01/19/18	USD	70.00		—	1,220,268	21,934,317
KeyCorp	Call	Goldman Sachs International	01/19/18	USD	15.00		—	1,220,268	4,576,005
Lincoln National Corp.	Call	Goldman Sachs International	01/19/18	USD	55.00		—	741,199	9,950,597
Manulife Financial Corp.	Call	Goldman Sachs International	01/19/18	CAD	22.00		—	1,220,268	2,105,220
MetLife, Inc.	Call	Goldman Sachs International	01/19/18	USD	52.50		—	1,220,268	4,087,898
Morgan Stanley	Call	Goldman Sachs International	01/19/18	USD	35.00		—	1,220,268	11,348,492
Regions Financial Corp.	Call	Goldman Sachs International	01/19/18	USD	12.00		—	1,220,268	2,867,630
State Street Corp.	Call	Goldman Sachs International	01/19/18	USD	72.50		—	825,599	11,826,706
SunTrust Banks, Inc.	Call	Goldman Sachs International	01/19/18	USD	55.00		—	1,220,268	6,619,954

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

OTC Options Purchased (concluded)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Synchrony Financial	Call	Goldman Sachs International	01/19/18	USD	35.00		—	1,391,423	$904,425
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	01/19/18	USD	40.00		—	1,185,962	2,905,607
Travelers Cos., Inc.	Call	Goldman Sachs International	01/19/18	USD	135.00		—	430,327	505,634
Wells Fargo & Co.	Call	Goldman Sachs International	01/19/18	USD	55.00		—	1,557,534	4,337,732
Zions Bancorporation	Call	Goldman Sachs International	01/19/18	USD	35.00		—	1,000,491	6,878,376
EUR Currency	Call	UBS AG	03/27/18	USD	1.20	EUR	1,023,320	—	7,511,977
Euro STOXX 50 Index	Call	Deutsche Bank AG	09/21/18	EUR	3,426.55		—	15,600	4,537,260
BP PLC	Call	UBS AG	01/18/19	USD	40.00		—	3,471,123	2,811,610
Chevron Corp.	Call	UBS AG	01/18/19	USD	125.00		—	1,100,660	2,839,703
Exxon Mobil Corp.	Call	UBS AG	01/18/19	USD	95.00		—	748,314	1,178,595
Occidental Petroleum Corp.	Call	UBS AG	01/18/19	USD	75.00		—	1,608,158	2,436,359
Royal Dutch Shell PLC — ADR, Class A	Call	UBS AG	01/18/19	USD	60.00		—	1,981,358	2,427,164
Schlumberger Ltd.	Call	UBS AG	01/18/19	USD	90.00		—	1,083,182	2,594,221
Suncor Energy, Inc.	Call	UBS AG	01/18/19	USD	35.00		—	2,337,056	4,545,574
TOTAL SA — ADR	Call	UBS AG	01/18/19	USD	60.00		—	2,386,722	3,520,415
Russell 2000 Index	Put	Morgan Stanley & Co. International PLC	05/19/17	USD	1,335.00		—	128,215	412,248
Russell 2000 Index	Put	UBS AG	05/19/17	USD	1,360.00		—	114,984	701,402
S&P 500 Index	Put	BNP Paribas S.A.	05/19/17	USD	2,330.00		—	63,782	436,907
S&P 500 Index	Put	Citibank N.A.	05/19/17	USD	2,325.00		—	153,021	971,683
S&P 500 Index	Put	Bank of America N.A.	06/16/17	USD	2,300.00		—	153,867	1,931,031
USD Currency	Put	BNP Paribas S.A.	06/16/17	NOK	8.30	USD	128,355	—	352,336
Total									$301,068,585

[1] All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Written

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	9/21/18	EUR	2,586.07	EUR	2,165.83	15,600	$(4,711,832)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	3-Month LIBOR	Pay	5/23/17	USD	3,884,062	$(430,238)
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.01%	3-Month LIBOR	Pay	7/06/17	USD	514,964	(1,295,068)
10-Year Interest Rate Swap	Bank of America N.A.	Call	1.91%	3-Month LIBOR	Pay	7/13/17	USD	513,868	(868,638)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.56%	3-Month LIBOR	Receive	7/06/17	USD	514,964	(1,334,370)
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.60%	3-Month LIBOR	Receive	7/13/17	USD	513,868	(1,266,793)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.76%	6-Month EURIBOR	Receive	10/03/17	EUR	1,029,250	(1,144,089)
Total									$(6,339,196)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
NZD Currency	Call	Goldman Sachs International	05/04/17	USD	0.73	NZD	180,825	—	—
USD Currency	Call	JPMorgan Chase Bank N.A.	05/18/17	JPY	120.00	USD	257,660	—	—
Russell 2000 Index	Call	Morgan Stanley & Co. International PLC	05/19/17	USD	1,435.00		—	(128,215)	$(553,587)
Russell 2000 Index	Call	UBS AG	05/19/17	USD	1,460.00		—	(114,984)	(160,978)
S&P 500 Index	Call	Bank of America N.A.	06/16/17	USD	2,390.00		—	(153,867)	(4,032,755)
USD Currency	Call	BNP Paribas S.A.	06/16/17	NOK	8.85	USD	128,355	—	(422,033)
USD Currency	Call	UBS AG	06/20/17	MXN	20.40	USD	256,225	—	(965,710)
USD Currency	Call	Deutsche Bank AG	07/06/17	ZAR	15.25	USD	127,721	—	(490,319)
GBP Currency	Call	JPMorgan Chase Bank N.A.	08/21/17	USD	1.34	GBP	514,057	—	(4,525,487)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	19

Consolidated Schedule of Investments (continued)

OTC Options Written (concluded)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Topix Index	Call	UBS AG	09/08/17	JPY	1,750.00		—	(8,674,252)	$(172,770)
Apple, Inc.	Call	UBS AG	09/15/17	USD	130.00		—	(1,357,604)	(21,312,930)
ETFS Gold Trust[1]	Call	Morgan Stanley & Co. International PLC	09/15/17	USD	140.00		—	(1,285,121)	(449,792)
SPDR Gold Trust ETF[1]	Call	Morgan Stanley & Co. International PLC	09/29/17	USD	145.00		—	(1,479,802)	(281,162)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/20/17	USD	146.00		—	(903,186)	(209,774)
USD Currency	Call	BNP Paribas S.A.	10/27/17	BRL	3.55	USD	256,496	—	(4,615,133)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	11/17/17	USD	137.00		—	(1,107,024)	(941,779)
NZD Currency	Put	Goldman Sachs International	05/04/17	USD	0.66	NZD	180,825	—	—
USD Currency	Put	JPMorgan Chase Bank N.A.	05/18/17	JPY	108.00	USD	257,660	—	(315,891)
USD Currency	Put	UBS AG	05/18/17	JPY	108.50	USD	257,137	—	(418,619)
Russell 2000 Index	Put	Morgan Stanley & Co. International PLC	05/19/17	USD	1,215.00		—	(128,215)	(12,624)
Russell 2000 Index	Put	UBS AG	05/19/17	USD	1,260.00		—	(114,984)	(89,113)
S&P 500 Index	Put	BNP Paribas S.A.	05/19/17	USD	2,160.00		—	(63,782)	(68,566)
S&P 500 Index	Put	Citibank N.A.	05/19/17	USD	2,175.00		—	(153,021)	(187,451)
S&P 500 Index	Put	Bank of America N.A.	06/16/17	USD	2,150.00		—	(153,867)	(561,615)
USD Currency	Put	Morgan Stanley & Co. International PLC	06/23/17	JPY	105.25	USD	255,935	—	(436,370)
Topix Index	Put	Goldman Sachs International	07/14/17	JPY	1,475.00		—	(6,380,258)	(1,126,061)
Apple, Inc.	Put	UBS AG	09/15/17	USD	100.00		—	(1,357,604)	(1,141,066)
SPDR Gold Trust ETF[1]	Put	Morgan Stanley & Co. International PLC	09/29/17	USD	105.00		—	(1,479,802)	(355,152)
SPDR Gold Trust ETF[1]	Put	JPMorgan Chase Bank N.A.	10/20/17	USD	105.00		—	(903,186)	(280,918)
USD Currency	Put	BNP Paribas S.A.	10/27/17	BRL	3.00	USD	128,248	—	(791,162)
SPDR Gold Trust ETF[1]	Put	JPMorgan Chase Bank N.A.	11/17/17	USD	103.00		—	(1,107,024)	(358,609)
BP PLC	Put	UBS AG	01/18/19	USD	25.00		—	(3,471,123)	(3,540,545)
Chevron Corp.	Put	UBS AG	01/18/19	USD	80.00		—	(1,100,660)	(3,907,343)
Exxon Mobil Corp.	Put	UBS AG	01/18/19	USD	60.00		—	(748,314)	(1,418,055)
Occidental Petroleum Corp.	Put	UBS AG	01/18/19	USD	45.00		—	(1,608,158)	(3,859,579)
Royal Dutch Shell PLC — ADR, Class A	Put	UBS AG	01/18/19	USD	40.00		—	(1,981,358)	(4,160,852)
Schlumberger Ltd.	Put	UBS AG	01/18/19	USD	60.00		—	(1,083,182)	(4,441,046)
Suncor Energy, Inc.	Put	UBS AG	01/18/19	USD	25.00		—	(2,337,056)	(3,937,939)
TOTAL SA — ADR	Put	UBS AG	01/18/19	USD	40.00		—	(2,386,722)	(5,489,461)
Total									$(76,032,246)

[1] All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY.27.V2	5.00%	12/20/21	USD	56,214	$(741,331)
CDX.NA.IG.27.V1	1.00%	12/20/21	USD	32,604	(150,164)
Total					$(891,495)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.99%[1]	3-Month LIBOR	7/05/18[3]		7/05/20	USD	291,935	$(5,318,011)
1.02%[1]	3-Month LIBOR	7/05/18[3]		7/05/20	USD	291,966	(5,171,883)
1.02%[1]	3-Month LIBOR	7/05/18[3]		7/05/20	USD	291,926	(5,157,072)
1.06%[1]	3-Month LIBOR	7/05/18[3]		7/05/20	USD	291,968	(4,929,325)
1.18%[1]	3-Month LIBOR	7/19/18[3]		7/19/20	USD	295,379	(4,322,181)
1.21%[1]	3-Month LIBOR	7/19/18[3]		7/19/20	USD	295,360	(4,182,165)
1.22%[1]	3-Month LIBOR	7/19/18[3]		7/19/20	USD	295,371	(4,116,732)
0.42%[2]	6-Month EURIBOR	3/07/18	[3]	3/07/23	EUR	457,468	(730,246)
2.40%[1]	3-Month LIBOR	3/07/18	[3]	3/07/23	USD	516,913	6,923,776
0.37%[2]	6-Month EURIBOR	N/A		8/15/26	EUR	185,442	6,296,432
3.03%[2]	3-Month LIBOR	4/19/22	[3]	4/19/27	USD	699,550	(12,773,468)
0.94%[2]	6-Month EURIBOR	7/31/17	[3]	7/31/27	EUR	244,554	(2,529,123)
2.56%[1]	3-Month LIBOR	7/31/17	[3]	7/31/27	USD	286,181	7,076,715
Total							$(28,933,283)

[1] The Fund pays the floating rate and receives the fixed rate.
[2] The Fund pays the fixed rate and receives the floating rate.
[3] Forward swaps.

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered	Notional Received	Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.10 JPY	1.84%	JPY 10,596,100	USD 94,118	Bank of America N.A.	3/15/18	$(890,593)	—	$(890,593)
0.10 JPY	1.96%	JPY 15,929,100	USD 140,468	Bank of America N.A.	3/15/18	(2,189,407)	—	(2,189,407)
0.10 JPY	2.01%	JPY 24,956,150	USD 241,239	Bank of America N.A.	10/15/18	17,258,829	—	17,258,829
Total						$14,178,829	—	$14,178,829

[1] At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps
Reference Entity	Fixed Amount/ Floating Rate[1]		Counterparty	Effective Date	Expiration Date	Contract Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY	2,587,893,300	BNP Paribas S.A.	N/A	4/02/18	JPY	783	$1,881,729	—	$1,881,729
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY	2,613,262,500	BNP Paribas S.A.	N/A	4/02/18	JPY	464	980,238	—	980,238
Euro Stoxx 50 Index Dividend Future December 2018	EUR	12,051,630	BNP Paribas S.A.	N/A	12/21/18	EUR	1,077	950,272	—	950,272
Euro Stoxx 50 Index Dividend Future December 2018	EUR	24,499,253	BNP Paribas S.A.	N/A	12/21/18	EUR	2,159	1,534,548	—	1,534,548
Euro Stoxx 50 Index Dividend Future December 2018	EUR	11,246,970	BNP Paribas S.A.	N/A	12/21/18	EUR	1,029	1,199,352	—	1,199,352
S&P 500 Index Annual Dividend Future December 2018	USD	12,206,425	BNP Paribas S.A.	N/A	12/21/18	USD	2,621	3,636,637	—	3,636,637
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY	1,350,937,500	BNP Paribas S.A.	N/A	4/01/19	JPY	393	1,373,164	—	1,373,164
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY	2,680,496,000	BNP Paribas S.A.	N/A	4/01/19	JPY	784	2,869,451	—	2,869,451
Euro Stoxx 50 Index Dividend Future December 2019	EUR	7,065,150	BNP Paribas S.A.	N/A	12/20/19	EUR	703	1,340,111	—	1,340,111
Euro Stoxx 50 Index Dividend Future December 2019	EUR	9,746,040	BNP Paribas S.A.	N/A	12/20/19	EUR	964	1,774,644	—	1,774,644
Euro Stoxx 50 Index Dividend Future December 2019	EUR	10,557,560	BNP Paribas S.A.	N/A	12/20/19	EUR	1,028	1,713,294	—	1,713,294
Euro Stoxx 50 Index Dividend Future December 2019	EUR	13,729,500	BNP Paribas S.A.	N/A	12/20/19	EUR	1,350	2,397,004	—	2,397,004
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY	1,825,270,000	BNP Paribas S.A.	N/A	4/01/20	JPY	523	2,359,892	—	2,359,892
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY	2,223,600,000	BNP Paribas S.A.	N/A	4/01/20	JPY	654	3,479,004	—	3,479,004
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,283,830	BNP Paribas S.A.	N/A	12/18/20	EUR	341	661,183	—	661,183
Euro Stoxx 50 Index Dividend Future December 2020	EUR	4,010,240	BNP Paribas S.A.	N/A	12/18/20	EUR	416	802,073	—	802,073
Euro Stoxx 50 Index Dividend Future December 2020	EUR	3,492,060	BNP Paribas S.A.	N/A	12/18/20	EUR	363	707,794	—	707,794
Euro Stoxx 50 Index Dividend Future December 2020	EUR	2,995,200	BNP Paribas S.A.	N/A	12/18/20	EUR	312	615,149	—	615,149
Euro Stoxx 50 Index Dividend Future December 2020	EUR	4,025,500	BNP Paribas S.A.	N/A	12/18/20	EUR	415	773,022	—	773,022
Euro Stoxx 50 Index Dividend Future December 2020	EUR	12,076,500	BNP Paribas S.A.	N/A	12/18/20	EUR	1,245	2,319,065	—	2,319,065
Euro Stoxx 50 Index Dividend Future December 2020	EUR	11,021,390	BNP Paribas S.A.	N/A	12/18/20	EUR	1,031	808,609	—	808,609
S&P 500 Index Annual Dividend Future December 2020	USD	5,027,780	Goldman Sachs International	N/A	12/18/20	USD	1,048	2,351,450	—	2,351,450
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	1,489,920,000	BNP Paribas S.A.	N/A	4/01/21	JPY	384	447,813	—	447,813
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	738,707,500	BNP Paribas S.A.	N/A	4/01/21	JPY	193	315,968	—	315,968

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	21

Consolidated Schedule of Investments (continued)

OTC Total Return Swaps (concluded)
Reference Entity	Fixed Amount/ Floating Rate[1]		Counterparty	Effective Date	Expiration Date	Contract Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	353,080,000	BNP Paribas S.A.	N/A	4/01/21	JPY	91	$106,122	—	$106,122
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	393,210,000	BNP Paribas S.A.	N/A	4/01/21	JPY	102	141,826	—	141,826
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,319,950	BNP Paribas S.A.	N/A	12/17/21	EUR	515	392,693	—	392,693
Euro Stoxx 50 Index Dividend Future December 2021	EUR	5,510,880	BNP Paribas S.A.	N/A	12/17/21	EUR	516	196,728	—	196,728
S&P 500 Index Annual Dividend Future December 2021	USD	6,355,195	BNP Paribas S.A.	N/A	12/17/21	USD	1,309	3,550,662	—	3,550,662
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	755,250,000	BNP Paribas S.A.	N/A	4/01/22	JPY	190	103,970	—	103,970
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	765,120,000	BNP Paribas S.A.	N/A	4/01/22	JPY	192	87,840	—	87,840
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	1,509,120,000	BNP Paribas S.A.	N/A	4/01/22	JPY	384	365,140	—	365,140
Total								$42,236,447	—	$42,236,447

[1] The Fund pays the fixed amount and receives the total return of the reference entity.

Transactions in Options Written for the Six Months Ended April 30, 2017

	Calls
		Notional (000)
	Contracts	AUD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of period	4,342,802	317,793	—	—	344,107	$909,397	$24,521,655
Options written	40,488,282	—	485,149	514,057	180,825	14,411,442	82,396,748
Options exercised	(1,207,522)	—	—	—	(170,871)	—	(9,910,317)
Options expired	(9,320,460)	(317,793)	—	—	(173,236)	(1,296,928)	(22,443,070)
Options closed	(19,099,047)	—	(485,149)	—	—	(8,084,560)	(33,463,797)

Outstanding options, end of period	15,204,055	—	—	514,057	180,825	$5,939,351	$41,101,219

	Puts
		Notional (000)
	Contracts	AUD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of period	3,735,549	317,793	—	—	344,107	$4,052,550	$67,420,413
Options written	37,023,619	—	3,159,274	—	180,825	8,025,866	122,450,835
Options exercised	—	—	—	—	—	(129,542)	(1,729,387)
Options expired	(1,110,834)	(317,793)	(434,365)	—	(344,107)	(908,973)	(32,853,125)
Options closed	(13,074,418)	—	(1,695,659)	—	—	(9,112,089)	(79,799,549)

Outstanding options, end of period	26,573,916	—	1,029,250	—	180,825	$1,927,812	$75,489,187

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$969,231	—	—	—	$969,231
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$22,614,096	—	—	22,614,096
Options purchased	Investments at value — unaffiliated[2]	—	—	267,439,921	33,628,664	$18,137,304	—	319,205,889
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	20,296,923	—	20,296,923
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	42,236,447	—	17,258,829	—	59,495,276

Total		—	—	$310,645,599	$56,242,760	$55,693,056	—	$422,581,415

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$11,203,684	—	—	—	$11,203,684
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$15,688,926	—	—	15,688,926
Options written	Options written at value	—	—	67,763,354	12,980,724	$6,339,196	—	87,083,274
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$891,495	—	—	49,230,206	—	50,121,701
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	—	—	3,080,000	—	3,080,000

Total		—	$891,495	$78,967,038	$28,669,650	$58,649,402	—	$167,177,585

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended April 30, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(181,864,301)	—	—	—	$(181,864,301)
Forward foreign currency exchange contracts	—	—	—	$168,823,286	—	—	168,823,286
Options purchased[1]	—	—	64,278,175	23,338,697	$13,803,278	—	101,420,150
Options written	—	—	41,922,756	50,160,109	(29,594,467)	—	62,488,398
Swaps	—	$11,672,029	11,415,087	—	1,789,009	—	24,876,125

Total	—	$11,672,029	$(64,248,283)	$242,322,092	$(14,002,180)	—	$175,743,658

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(35,952,911)	—	—	—	$(35,952,911)
Forward foreign currency exchange contracts	—	—	—	$1,762,165	—	—	1,762,165
Options purchased[2]	—	—	61,464,585	(17,541,108)	$(3,392,056)	—	40,531,421
Options written	—	—	(7,178,172)	(3,770,256)	9,374,569	—	(1,573,859)
Swaps	—	$1,016,041	31,465,107	—	13,479,191	—	45,960,339

Total	—	$1,016,041	$49,798,609	$(19,549,199)	$19,461,704	—	$50,727,155

[1] Options purchased are included in net realized gain (loss) from investments.
[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$68,971,403
Average notional value of contracts — short	$1,352,023,225
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,135,471,975
Average amounts sold — in USD	$560,507,437
Options:
Average value of option contracts purchased	$346,162,340
Average value of option contracts written	$70,697,704
Average notional value of swaption contracts purchased	$5,118,096,943
Average notional value of swaption contracts written	$6,027,678,784
Credit default swaps:
Average notional value — buy protection	$64,721,275
Average notional value — sell protection	$77,027,669
Interest rate swaps:
Average notional value — pays fixed rate	$1,445,120,004
Average notional amount — receives fixed rate	$2,598,540,261
Cross currency swaps:
Average notional value — pays	$507,945,537
Total return swaps:
Average notional amounts	$385,076,443

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	23

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

Derivative Financial Instruments:	Assets		Liabilities
Futures contracts	$1,752,190		—
Forward foreign currency exchange contracts	22,614,096		$15,688,926
Options	319,205,889	[1]	87,083,274
Swaps — centrally cleared	322,876		—
Swaps — OTC[2]	59,495,276		3,080,000

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$403,390,327		$105,852,200

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,075,066)		—

Total derivative assets and liabilities subject to an MNA	$401,315,261		$105,852,200

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,5]
Bank of America N.A.	$27,098,764	$(12,439,239)	—	$(12,635,000)	$2,024,525
BNP Paribas S.A.	50,158,725	(5,896,894)	—	(42,460,000)	1,801,831
Citibank N.A.	7,525,620	(187,451)	—	(4,180,771)	3,157,398
Deutsche Bank AG	12,354,726	(8,333,561)	—	(4,021,165)	—
Goldman Sachs International	156,934,036	(8,935,786)	—	(147,998,250)	—
JPMorgan Chase Bank N.A.[6]	27,267,839	(6,632,458)	—	(13,230,000)	7,405,381
Morgan Stanley & Co. International PLC[6]	23,184,518	(2,172,567)	—	(18,930,000)	2,081,951
Societe Generale[6]	1,911,468	—	—	(1,850,000)	61,468
UBS AG	94,879,565	(55,016,006)	—	(27,389,000)	12,474,559
Total	$401,315,261	$(99,613,962)	—	$(272,694,186)	$29,007,113

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A.	$12,439,239	$(12,439,239)	—	—	—
BNP Paribas S.A.	5,896,894	(5,896,894)	—	—	—
Citibank N.A.	187,451	(187,451)	—	—	—
Credit Suisse International	6,238,238	—	—	—	$6,238,238
Deutsche Bank AG	8,333,561	(8,333,561)	—	—	—
Goldman Sachs International	8,935,786	(8,935,786)	—	—	—
JPMorgan Chase Bank N.A.[6]	6,632,458	(6,632,458)	—	—	—
Morgan Stanley & Co. International PLC[6]	2,172,567	(2,172,567)	—	—	—
UBS AG	55,016,006	(55,016,006)	—	—	—
Total	$105,852,200	$(99,613,962)	—	—	$6,238,238

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.
[5] Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
[6] Represents derivatives owned by the BlackRock Cayman Global Allocation Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Schedule of Investments (continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	—	$196,064,428	—	$196,064,428
Brazil	$29,530,108	—	—	29,530,108
Canada	198,289,339	—	—	198,289,339
China	157,473,197	59,978,282	—	217,451,479
Czech Republic	—	8,444,348	—	8,444,348
Finland	—	125,857,010	—	125,857,010
France	4,051,180	1,243,822,309	—	1,247,873,489
Germany	173,856,280	532,198,826	—	706,055,106
Hong Kong	9,463,459	210,136,663	—	219,600,122
India	—	373,710,508	—	373,710,508
Indonesia	—	45,259,864	—	45,259,864
Ireland	18,449,802	—	—	18,449,802
Italy	105,820,271	235,680,314	—	341,500,585
Japan	—	3,721,497,923	—	3,721,497,923
Mexico	30,655,745	—	—	30,655,745
Netherlands	29,991,814	397,496,046	—	427,487,860
Portugal	—	20,441,763	—	20,441,763
Singapore	—	111,347,725	—	111,347,725
South Korea	—	250,043,495	—	250,043,495
Spain	—	199,609,173	—	199,609,173
Sweden	—	243,942,257	—	243,942,257
Switzerland	—	280,336,549	—	280,336,549
Taiwan	—	129,890,754	—	129,890,754
Thailand	26,694,784	31,042,868	—	57,737,652
United Arab Emirates	—	94,838,967	—	94,838,967
United Kingdom	412,525,448	976,183,829	—	1,388,709,277
United States	10,505,721,149	43,837,964	$4,230,587	10,553,789,700
Corporate Bonds	263,319,258	2,217,788,934	58,403,956	2,539,512,148
Floating Rate Loan Interests	—	172,465,303	61,914,348	234,379,651
Foreign Agency Obligations	—	4,247,137,843	—	4,247,137,843
Non-Agency Mortgage-Backed Securities	—	—	39,403,846	39,403,846
U.S. Treasury Obligations	—	4,521,450,833	—	4,521,450,833
Investment Companies	1,429,571,629	—	—	1,429,571,629
Preferred Securities	374,191,541	506,344,915	646,906,357	1,527,442,813
Warrants	—	3,795,911	—	3,795,911
Short-Term Securities:
Foreign Agency Obligations	—	467,966,559	—	467,966,559
Time Deposits	—	9,139,965	—	9,139,965
Money Market Funds	7,915,182	—	—	7,915,182
U.S. Treasury Obligations	—	3,567,460,062	—	3,567,460,062
Options Purchased:
Equity contracts	—	267,439,921	—	267,439,921
Foreign currency exchange contracts	—	33,628,664	—	33,628,664
Interest rate contracts	—	18,137,304	—	18,137,304
Liabilities:
Investments:
Investments Sold Short	(334,645,450)	—	—	(334,645,450)

Subtotal	$13,442,874,736	$25,564,418,079	$810,859,094	$39,818,151,909

Investments Valued at NAV[1]				346,033,159

Total Investments				$40,164,185,068

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	25

Consolidated Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$969,231	$42,236,447	—	$43,205,678
Foreign currency exchange contracts	—	22,614,096	—	22,614,096
Interest rate contracts	—	37,555,752	—	37,555,752
Liabilities:
Credit contracts	—	(891,495)	—	(891,495)
Equity contracts	(11,203,684)	(67,763,354)	—	(78,967,038)
Foreign currency exchange contracts	—	(28,669,650)	—	(28,669,650)
Interest rate contracts	—	(58,649,402)	—	(58,649,402)

Total	$(10,234,453)	$(53,567,606)	—	$(63,802,059)

1   As of April 30, 2017, certain investments of the Fund were fair valued using net asset value (“NAV”) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2] Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Total
Assets:
Opening balance, as of October 31, 2016	$3,391,206	$141,246,994	$111,256,662	—	$604,588,415	$860,483,277
Transfers into Level 3	—	—	—	$34,419,619	—	34,419,619
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/premiums	—	—	12,855	61,901	—	74,756
Net realized gain (loss)	(17,322,913)	(32,302,819)	260,493	—	—	(49,365,239)
Net change in unrealized appreciation (depreciation)[1,2]	49,275,918	(9,583,004)	10,353,221	4,922,326	34,366,286	89,334,747
Purchases	—	15,517,920	—	—	7,951,656	23,469,576
Sales	(31,113,624)	(56,475,135)	(59,968,883)	—	—	(147,557,642)

Closing Balance, as of April 30, 2017	$4,230,587	$58,403,956	$61,914,348	$39,403,846	$646,906,357	$810,859,094

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017[2]	$3,193,840	$(10,738,036)	$12,197,538	$4,922,326	$34,366,286	$43,941,954

[1] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $101,789,636. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks[3]	$4,230,587	Market	Priced to Last Financing Round[2] Billings Multiple[2] Time to Exit[1] Volatility[2]	— 6.50x 0 – 1 year 35.14%	— — — —
Corporate Bonds	57,932,514	Income Market	Discount Rate[1] Yield[1] Volatility[2] Recovery Rate[2]	17.50% 11.25% 36.30% —	— — — —
Preferred Stocks[3,4]	646,906,357	Market	Billing Multiple[2] Revenue Growth Rate[2] Revenue Multiple[2] Time to Exit[1] Volatility[2] Priced to Last Financing Round[2]	6.50x 107.00% –133.00% 7.50x – 11.50x 0 – 2 years 35.14% – 50.00% —	— 125.89 10.64x — 40.79 —	% %

Total	$709,069,458

[1] Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
[2] Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[3]    For the six months ended April 30, 2017, the valuation technique changed for certain investments in common stocks and preferred stocks with a total value of $46,675,994 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only OPM. The change was due to consideration of liquidation preferences and exit strategy.

[4]    For the six months ended April 30, 2017, the valuation technique changed for certain investments in preferred stocks with a total value of $89,772,577 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using the Last Round of Financing. The Last Round of Financing was considered to be a more relevant measure of fair value for this investment which leverages the most recent market transactions.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $337,756,090) (cost — $35,123,769,870)	$39,686,400,562
Investments at value — affiliated (cost — $954,714,803)	812,429,956
Cash held for investments sold short	310,564,530
Cash pledged for centrally cleared swaps	25,742,940
Foreign currency at value (cost — $1,078,120)	1,021,295
Receivables:
Investments sold	2,907,993,738
Interest — unaffiliated	91,728,905
Capital shares sold	60,505,861
Dividends — unaffiliated	56,291,210
Options written	4,651,746
Securities lending income — affiliated	422,829
Dividends — affiliated	4,202
Variation margin on futures contracts	1,752,190
Variation margin on centrally cleared swaps	322,876
Unrealized appreciation on:
Forward foreign currency exchange contracts	22,614,096
OTC swaps	59,495,276
Deferred offering costs	7,159
Prepaid expenses	3,312,274

Total assets	44,045,261,645

Liabilities
Investments sold short at value (proceeds — $316,713,759)	334,645,450
Bank overdraft	3,468,454
Cash collateral on securities loaned at value	346,200,872
Cash received as collateral for OTC derivatives	287,193,771
Options written at value (premiums received — $116,590,406)	87,083,274
Payables:
Investments purchased	2,844,501,098
Capital shares redeemed	125,869,608
Investment advisory fees	22,209,040
Service and distribution fees	10,911,743
Options written	9,690,382
Deferred foreign capital gain tax	6,933,177
Dividends on short sales — unaffiliated	2,094,883
Other affiliates	282,149
Officer’s and Directors’ fees	121,023
Offering costs payable	15,397
Other accrued expenses	20,818,359
Unrealized depreciation on:
Forward foreign currency exchange contracts	15,688,926
OTC swaps	3,080,000

Total liabilities	4,120,807,606

Net Assets	$39,924,454,039

Net Assets Consist of
Paid-in capital	$35,257,310,688
Distributions in excess of net investment income	(185,209,429)
Accumulated net realized gain	403,470,119
Net unrealized appreciation (depreciation)	4,448,882,661

Net Assets	$39,924,454,039

Net Asset Value
Institutional — Based on net assets of $15,968,234,194 and 825,801,306 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.34

Investor A — Based on net assets of $12,330,933,178 and 641,698,128 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.22

Investor B — Based on net assets of $19,184,577 and 1,026,034 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$18.70

Investor C — Based on net assets of $9,584,683,159 and 549,200,067 shares outstanding, 2 billion shares authorized, $0.10 par value	$17.45

Class K — Based on net assets of $916,532,438 and 47,401,940 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.34

Class R — Based on net assets of $1,104,886,493 and 60,200,427 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.35

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	27

Consolidated Statement of Operations

Six Months Ended April 30, 2017 (Unaudited)

Investment Income
Dividends — unaffiliated	$248,344,481
Dividends — affiliated	5,600,359
Interest — unaffiliated	166,440,816
Securities lending income — affiliated — net	2,253,101
Foreign taxes withheld	(12,208,061)

Total investment income	410,430,696

Expenses
Investment advisory	152,161,887
Service and distribution — class specific	69,793,307
Transfer agent — class specific	20,908,508
Accounting services	2,718,460
Custodian	2,212,185
Professional	1,024,582
Officer and Directors	325,031
Registration	271,012
Printing	212,031
Offering	33,224
Miscellaneous	389,768

Total expenses excluding dividends expense and stock loan fees	250,049,995
Dividends expense — unaffiliated	6,004,561
Broker fees and expenses on short sales	911,982

Total expenses	256,966,538
Less:
Fees waived by the Manager	(14,777,728)
Fees paid indirectly	(12,027)

Total expenses after fees waived and paid indirectly	242,176,783

Net investment income	168,253,913

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (net of $952,143 foreign capital gain tax) — unaffiliated	945,074,661
Investments — affiliated	(9,634,988)
Capital gain distributions from investment companies — affiliated	62
Futures contracts	(181,864,301)
Forward foreign currency exchange contracts	168,823,286
Foreign currency transactions	(43,519,182)
Options written	62,488,398
Short sales — unaffiliated	(8,975,303)
Swaps	24,876,125

957,268,758

Net change in unrealized appreciation (depreciation) on:
Investments (net of $(5,117,774) foreign capital gain tax) — unaffiliated	1,598,131,142
Investments — affiliated	15,956,557
Futures contracts	(35,952,911)
Forward foreign currency exchange contracts	1,762,165
Foreign currency translations	2,302,372
Options written	(1,573,859)
Short sales — unaffiliated	(19,641,593)
Swaps	45,960,339

1,606,944,212

Net realized and unrealized gain	2,564,212,970

Net Increase in Net Assets Resulting from Operations	$2,732,466,883

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$168,253,913	$468,936,717
Net realized gain	957,268,758	210,191,095
Net change in unrealized appreciation (depreciation)	1,606,944,212	(319,757,659)

Net increase in net assets resulting from operations	2,732,466,883	359,370,153

Distributions to Shareholders[1]
From net investment income:
Institutional	(199,569,494)	(150,833,470)
Investor A	(127,017,472)	(101,040,317)
Investor B	—	(361,563)
Investor C	(27,597,872)	(45,087,935)
Class K	(8,194,930)	—
Class R	(8,119,089)	(6,158,451)
From net realized gain:
Institutional	(128,100,603)	(1,469,287,713)
Investor A	(106,372,279)	(1,194,273,866)
Investor B	(395,344)	(13,742,608)
Investor C	(94,425,268)	(1,133,669,746)
Class K	(4,871,233)	—
Class R	(9,462,459)	(94,513,578)

Decrease in net assets resulting from distributions to shareholders	(714,126,043)	(4,208,969,247)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,487,888,076)	(5,446,508,108)

Net Assets
Total decrease in net assets	(2,469,547,236)	(9,296,107,202)
Beginning of period	42,394,001,275	51,690,108,477

End of period	$39,924,454,039	$42,394,001,275

Undistributed (distributions in excess of) net investment income, end of period	$(185,209,429)	$17,035,515

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	29

Consolidated Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Institutional
			Year Ended October 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.43		$19.88		$21.77	$21.95	$19.54	$19.16

Net investment income[1]	0.11		0.25		0.26	0.35	0.28	0.31
Net realized and unrealized gain (loss)	1.18		(0.05)		(0.22)	0.77	2.43	0.64

Net increase from investment operations	1.29		0.20		0.04	1.12	2.71	0.95

Distributions:[2]
From net investment income	(0.23)		(0.15)		(0.45)	(0.33)	(0.30)	(0.38)
From net realized gain	(0.15)		(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(0.38)		(1.65)		(1.93)	(1.30)	(0.30)	(0.57)

Net asset value, end of period	$19.34		$18.43		$19.88 [3]	$21.77	$21.95	$19.54

Total Return[4]
Based on net asset value	7.13%	[5]	1.34%		0.31% [3]	5.35%	13.97%	5.20%

Ratios to Average Net Assets
Total expenses	0.91%	[6,7]	0.88%	[7]	0.87%	0.87%	0.87%	0.87%

Total expenses after fees waived and/or fees paid indirectly	0.84%	[6,7]	0.80%	[7]	0.78%	0.78%	0.78%	0.79%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	0.80%	[6,7]	0.79%	[7]	0.78%	0.78%	0.78%	0.79%

Net investment income	1.19%	[6,7]	1.39%	[7]	1.28%	1.60%	1.35%	1.61%

Supplemental Data
Net assets, end of period (000)	$15,968,234		$16,122,793		$20,210,226	$22,075,330	$20,968,279	$18,657,773

Portfolio turnover rate[8]	47%		131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01% for the six months ended April 30, 2017 and the year ended October 31, 2016.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	—	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Financial Highlights (continued)

	Six Months Ended April 30, 2017 (Unaudited)		Investor A
			Year Ended October 31,

			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.29		$19.76		$21.65	$21.83	$19.44	$19.06

Net investment income[1]	0.08		0.20		0.21	0.29	0.22	0.25
Net realized and unrealized gain (loss)	1.18		(0.04)		(0.23)	0.77	2.41	0.65

Net increase (decrease) from investment operations	1.26		0.16		(0.02)	1.06	2.63	0.90

Distributions:[2]
From net investment income	(0.18)		(0.13)		(0.39)	(0.27)	(0.24)	(0.33)
From net realized gain	(0.15)		(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(0.33)		(1.63)		(1.87)	(1.24)	(0.24)	(0.52)

Net asset value, end of period	$19.22		$18.29		$19.76 [3]	$21.65	$21.83	$19.44

Total Return[4]
Based on net asset value	6.98%	[5]	1.08%		0.02% [3]	5.10%	13.63%	4.92%

Ratios to Average Net Assets
Total expenses	1.18%	[6,7]	1.15%	[7]	1.14%	1.13%	1.13%	1.15%

Total expenses after fees waived and/or fees paid indirectly	1.11%	[6,7]	1.08%	[7]	1.05%	1.04%	1.05%	1.07%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	1.08%	[6,7]	1.07%	[7]	1.05%	1.04%	1.05%	1.07%

Net investment income	0.91%	[6,7]	1.10%	[7]	1.01%	1.33%	1.08%	1.33%

Supplemental Data
Net assets, end of period (000)	$12,330,933		$13,447,603		$16,016,234	$17,792,885	$18,858,846	$17,292,587

Portfolio turnover rate[8]	47%		131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01% for the six months ended April 30, 2017 and the year ended October 31, 2016.

[8]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	31

Consolidated Financial Highlights (continued)

	Six Months Ended April 30, 2017 (Unaudited)		Investor B
			Year Ended October 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.71		$19.25		$21.13	$21.31	$18.96	$18.57

Net investment income (loss)[1]	(0.01)		0.06		0.04	0.11	0.06	0.09
Net realized and unrealized gain (loss)	1.15		(0.06)		(0.22)	0.76	2.35	0.65

Net increase (decrease) from investment operations	1.14		—		(0.18)	0.87	2.41	0.74

Distributions from:[2]
From net investment income	—		(0.04)		(0.22)	(0.08)	(0.06)	(0.16)
From net realized gain	(0.15)		(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(0.15)		(1.54)		(1.70)	(1.05)	(0.06)	(0.35)

Net asset value, end of period	$18.70		$17.71		$19.25 [3]	$21.13	$21.31	$18.96

Total Return[4]
Based on net asset value	6.48%	[5]	0.21%		(0.82)% [3]	4.27%	12.75%	4.10%

Ratios to Average Net Assets
Total expenses	2.11%	[6,7]	1.98%	[7]	1.92%	1.93%	1.95%	1.95%

Total expenses after fees waived and/or fees paid indirectly	2.03%	[6,7]	1.90%	[7]	1.84%	1.84%	1.86%	1.86%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expenses, interest expense and stock loan fees	2.00%	[6,7]	1.89%	[7]	1.84%	1.84%	1.86%	1.86%

Net investment income (loss)	(0.07)%	[6,7]	0.31%	[7]	0.22%	0.54%	0.28%	0.51%

Supplemental Data
Net assets, end of period (000)	$19,185		$57,642		$191,881	$335,683	$500,197	$660,370

Portfolio turnover rate[8]	47%		131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01% for the six months ended April 30, 2017 and the year ended October 31, 2016.

[8]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Financial Highlights (continued)

	Six Months Ended April 30, 2017 (Unaudited)		Investor C
			Year Ended October 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.57		$18.11		$20.00	$20.27	$18.06	$17.75

Net investment income[1]	0.01		0.06		0.05	0.12	0.06	0.10
Net realized and unrealized gain (loss)	1.06		(0.04)		(0.21)	0.71	2.26	0.59

Net increase (decrease) from investment operations	1.07		0.02		(0.16)	0.83	2.32	0.69

Distributions:[2]
From net investment income	(0.04)		(0.06)		(0.25)	(0.13)	(0.11)	(0.19)
From net realized gain	(0.15)		(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(0.19)		(1.56)		(1.73)	(1.10)	(0.11)	(0.38)

Net asset value, end of period	$17.45		$16.57		$18.11 [3]	$20.00	$20.27	$18.06

Total Return[4]
Based on net asset value	6.54%	[5]	0.36%		(0.73)% [3]	4.29%	12.86%	4.08%

Ratios to Average Net Assets
Total expenses	1.93%	[6,7]	1.89%	[7]	1.88%	1.87%	1.88%	1.90%

Total expenses after fees waived and/or fees paid indirectly	1.86%	[6,7]	1.82%	[7]	1.79%	1.79%	1.80%	1.82%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	1.82%	[6,7]	1.82%	[7]	1.79%	1.79%	1.80%	1.82%

Net investment income	0.16%	[6,7]	0.37%	[7]	0.27%	0.59%	0.33%	0.58%

Supplemental Data
Net assets, end of period (000)	$9,584,683		$11,029,706		$14,085,089	$15,976,240	$16,170,658	$15,179,009

Portfolio turnover rate[8]	47%		131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01% for the six months ended April 30, 2017 and the year ended October 31, 2016.

[8]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	33

Consolidated Financial Highlights (continued)

	Class K
	Six Months Ended April 30, 2017 (Unaudited)		Period June 8, 2016[1] to October 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$18.44		$18.23

Net investment income[2]	0.12		0.08
Net realized and unrealized gain	1.18		0.13

Net increase from investment operations	1.30		0.21

Distributions:[3]
From net investment income	(0.25)		—
From net realized gain	(0.15)		—

Total distributions	(0.40)		—

Net asset value, end of period	$19.34		$18.44

Total Return[4]
Based on net asset value	7.18%	[5]	1.15%	[5]

Ratios to Average Net Assets
Total expenses	0.82%	[6,7]	0.79%	[6,7]

Total expenses after fees waived and/or fees paid indirectly	0.75%	[6,7]	0.71%	[6,7]

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expense, interest expense and stock loan fees	0.71%	[6,7]	0.71%	[6,7]

Net investment income	1.31%	[6,7]	1.06%	[6,7]

Supplemental Data
Net assets, end of period (000)	$916,532		$604,611

Portfolio turnover rate	47%		131%	[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01% for the six months ended April 30, 2017 and the year ended October 31, 2016.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Consolidated Financial Statements.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Consolidated Financial Highlights (concluded)

	Six Months Ended April 30, 2017 (Unaudited)		Class R
			Year Ended October 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.46		$18.96		$20.86	$21.08	$18.78	$18.44

Net investment income[1]	0.05		0.14		0.13	0.21	0.15	0.18
Net realized and unrealized gain (loss)	1.12		(0.04)		(0.22)	0.74	2.33	0.62

Net increase (decrease) from investment operations	1.17		0.10		(0.09)	0.95	2.48	0.80

Distributions from:[2]
From net investment income	(0.13)		(0.10)		(0.33)	(0.20)	(0.18)	(0.27)
From net realized gain	(0.15)		(1.50)		(1.48)	(0.97)	—	(0.19)

Total distributions	(0.28)		(1.60)		(1.81)	(1.17)	(0.18)	(0.46)

Net asset value, end of period	$18.35		$17.46		$18.96 [3]	$20.86	$21.08	$18.78

Total Return[4]
Based on net asset value	6.78%	[5]	0.79%		(0.37)% [3]	4.73%	13.26%	4.52%

Ratios to Average Net Assets
Total expenses	1.51%	[6,7]	1.47%	[7]	1.48%	1.47%	1.48%	1.51%

Total expenses after fees waived and/or fees paid indirectly	1.43%	[6,7]	1.39%	[7]	1.40%	1.38%	1.39%	1.43%

Total expenses after fees waived and/or fees paid indirectly and excluding dividend expenses, interest expense and stock loan fees	1.40%	[6,7]	1.39%	[7]	1.40%	1.38%	1.39%	1.43%

Net investment income	0.59%	[6,7]	0.79%	[7]	0.67%	0.99%	0.74%	0.97%

Supplemental Data
Net assets, end of period (000)	$1,104,886		$1,131,647		$1,186,678	$1,269,833	$1,296,522	$1,171,179

Portfolio turnover rate[8]	47%		131%		84%	75%	50%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments was adjusted as of the report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01% for the six months ended April 30, 2017 and the year ended October 31, 2016.

[8]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	—	—	82%	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	35

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and distribution reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K Shares and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated Financial Statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate NAV which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of April 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance periods for implementing the new or amended rules for the BlackRock Funds is August 1, 2017. The Funds continues to evaluate its approach to implementing the new rules.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	37

Notes to Consolidated Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.
Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	39

Notes to Consolidated Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Short Sale Transactions: In short sale transaction, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	41

Notes to Consolidated Financial Statements (continued)

security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc	$8,419,496	$(8,419,496)	—
BNP Paribas S.A.	1,837,716	(1,837,716)	—
Citigroup Global Markets, Inc.	31,926,001	(31,926,001)	—
Credit Suisse Securities (USA) LLC	20,793,534	(20,793,534)	—
Deutsche Bank Securities, Inc.	19,637,203	(19,637,203)	—
Goldman Sachs & Co.	123,209,377	(123,209,377)	—
JP Morgan Securities LLC.	47,548,755	(47,548,755)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,196,345	(2,196,345)	—
Morgan Stanley & Co. LLC	14,271,849	(14,271,849)	—
SG Americas Securities LLC	865,001	(865,001)	—
State Street Bank & Trust Co.	67,045,920	(67,045,920)	—
UBS Securities LLC	4,893	(4,893)	—

Total	$337,756,090	$(337,756,090)	—

[1]

Cash collateral with a value of $346,200,872 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	43

Notes to Consolidated Financial Statements (continued)

below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of April 30, 2017, the value of portfolio securities subject to covered call options written was $21,312,930.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	45

Notes to Consolidated Financial Statements (continued)

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended April 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$15,938,337	$197,757	$50,910,868	$2,746,345	$69,793,307

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Investor A	Investor B	Investor C	Total
$157,641	$8,402	$227	$166,270

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended April 30, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$20,213	$105,210	$1,814	$73,683	$125	$3,138	$204,183

For the six months ended April 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$7,035,980	$7,273,573	$58,529	$5,503,493	$531	$1,036,402	$20,908,508

Other Fees: For the six months ended April 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $196,277.

For the six months ended April 30, 2017, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C	Total
$138,186	$733	$368,540	$507,459

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is included in fees waived by the Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69%
$15 Billion — $20 Billion	0.68%
$20 Billion — $25 Billion	0.67%
$25 Billion — $30 Billion	0.65%
$30 Billion — $40 Billion	0.63%
$40 Billion — $60 Billion	0.62%
$60 Billion — $80 Billion	0.61%
Greater than $80 Billion	0.60%

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

For the six months ended April 30, 2017, the Manager waived $14,227,007, which is included in fees waived by the Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2017, the amount waived was $7,054.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective February 28, 2017, the waiver became contractual through February 28, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2017, the Fund waived $543,667 in investment advisory fees pursuant to these arrangements.

For the six months ended April 30, 2017, the Fund reimbursed the Manager $255,317 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Fund would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2017, the Fund paid BIM $301,107 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended April 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$8,595,919	$23,317,776	$10,242,956

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	47

Notes to Consolidated Financial Statements (continued)

7. Purchases and Sales:

For the six months ended April 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$8,461,418,647	$14,689,247,903
U.S. Government Securities	$8,712,370,102	$8,661,613,822

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$36,481,045,682

Gross unrealized appreciation	$5,754,082,917
Gross unrealized depreciation	(1,736,298,081)

Net unrealized appreciation	$4,017,784,836

9. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Notes to Consolidated Financial Statements (continued)

economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	6%
Banks	5
Capital Markets	5
Other[1]	84

[1]	Consists of U.S. Treasury Obligations and Foreign Agency Obligations (25%), all other industries less than 5% of long-term investments (59%).

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	49

Notes to Consolidated Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	118,060,714	$2,218,020,308	207,256,970	$3,737,465,336
Shares issued in reinvestment of distributions	16,381,943	300,117,252	84,341,321	1,500,432,396
Shares redeemed	(183,420,417)	(3,439,886,556)	(433,648,405)	(7,923,132,542)

Net decrease	(48,977,760)	$(921,748,996)	(142,050,114)	$(2,685,234,810)

Investor A
Shares sold	32,163,752	$600,688,634	85,333,497	$1,537,657,237
Shares issued in reinvestment of distributions	12,020,155	219,007,424	68,832,829	1,218,342,178
Shares redeemed	(137,768,123)	(2,569,407,836)	(229,485,621)	(4,155,813,569)

Net decrease	(93,584,216)	$(1,749,711,778)	(75,319,295)	$(1,399,814,154)

Investor B
Shares sold	5,404	$97,783	23,808	$425,284
Shares issued in reinvestment of distributions	20,992	373,456	757,798	13,087,172
Shares redeemed	(2,255,107)	(40,967,590)	(7,493,425)	(130,848,809)

Net decrease	(2,228,711)	$(40,496,351)	(6,711,819)	$(117,336,353)

Investor C
Shares sold	9,747,277	$164,733,318	47,656,817	$776,118,876
Shares issued in reinvestment of distributions	6,886,593	114,248,755	68,596,464	1,106,462,321
Shares redeemed	(133,188,938)	(2,251,179,211)	(228,269,479)	(3,759,925,232)

Net decrease	(116,555,068)	$(1,972,197,138)	(112,016,198)	$(1,877,344,035)

Class K1
Shares sold	15,654,919	$298,276,421	38,679,074	$703,249,511
Shares issued in reinvestment of distributions	689,085	12,617,138	—	—
Shares redeemed	(1,730,822)	(32,568,769)	(5,890,316)	(106,392,764)

Net increase	14,613,182	$278,324,790	32,788,758	$596,856,747

Class R
Shares sold	4,838,888	$86,318,699	16,105,650	$277,453,802
Shares issued in reinvestment of distributions	1,008,140	17,561,793	5,935,563	100,548,434
Shares redeemed	(10,458,555)	(185,939,095)	(19,801,987)	(341,637,739)

Net increase (decrease)	(4,611,527)	$(82,058,603)	2,239,226	$36,364,497

Total Net Decrease	(251,344,100)	$(4,487,888,076)	(301,069,442)	$(5,446,508,108)

1 Commencement of operations on June 8, 2016.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eiszenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O'Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

	Accounting Agent State Street Bank and Trust Company Boston, MA 02111	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2017	53

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-4/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 5, 2017

3